


                                CONTRACT  FOR  THE  SALE  OF  LAND  -  2000  EDITION
       (THIS  CONTRACT  CONSISTS  OF  THIS  SHEET,  THE  PROVISIONS  OF THIS CONTRACT AND ANYTHING ATTACHED)
              (A  CHOICE  PRINTED  IN  BLOCK  CAPITALS  APPLIES  UNLESS  A  DIFFERENT  CHOICE  IS  MARKED)



TERM                   MEANING OF TERM
VENDOR'S AGENT         NAME:  NIL                                        PHONE:
(IF MORE THAN ONE,     ADDRESS:
THE FIRST NAMED)
VENDOR                 NORWEST LIMITED                       ACN 003 765 133
                       46 BROOKHOLLOW AVENUE, NORWEST BUSINESS PARK, BAULKHAM HILLS 2153
VENDOR'S               ABBOTT TOUT  PHONE:  (02) 02 9842 8888
SOLICITOR              LEVEL 5, TOWER LIFE BUILDING  FAX:  (02) 9842 8855
                       69 PHILLIP STREET, PARRAMATTA  NSW  2150  REF:  J R BOLAND
DEPOSIT HOLDER         VENDOR'S SOLICITOR  INVEST DEPOSIT:  NO
COMPLETION DATE        SO DESCRIBED IN SPECIAL CONDITION 2.1
PROPERTY               THE LAND, THE IMPROVEMENTS, ALL FIXTURES AND THE INCLUSIONS, BUT NOT THE EXCLUSIONS
LAND ADDRESS           LOT 6001 NORWEST BOULEVARDE, NORWEST BUSINESS PARK, BAULKHAM HILLS
                       UNREGISTERED PLAN: LOT  6001 IN AN UNREGISTERED PLAN (COPY ATTACHED) (CLAUSE 28)
                       WHICH IS PART OF  LOT  601 SECTION   PLAN  882552 (COPY ATTACHED)
PLAN                   LOT  938 SECTION    PLAN  876722  (COPY ATTACHED)
                       WHICH IS PART OF LOT 601 SECTION PLAN  882552 (COPY ATTACHED)
                       LOT 938 SECTION PLAN 876722 (COPY ATTACHED)
TITLE                  FOLIO   PART FOLIO IDENTIFIERS 601/882552 AND 938/876722
                       _TORRENS   _ STRATA  _  COMMUNITY  _  QUALIFIED   _ LIMITED   _ OLD SYSTEM
TITLE
                       _  FEE SIMPLE - OWNERSHIP   _PURCHASE FROM CROWN _ LEASE FROM CROWN  __  OTHER
IMPROVEMENTS           __  NONE     X OTHER:  VACANT LAND
INCLUSIONS             NIL
EXCLUSIONS             NIL
PURCHASER              RESMED LIMITED    ABN 30 003 765 142
                       97 WATERLOO RD NORTH RYDE  NSW  2113
IF MORE THAN ONE, AS   _ JOINT TENANTS   __TENANTS IN COMMON (IN EQUAL SHARE UNLESS OTHERWISE STATED)
PURCHASER'S            DIBBS BARKER GOSLING  PHONE:  02 8233 9500
_  SOLICITOR           LEVEL 8, ANGEL PLACE, 123 PITT STREET SYDNEY  FAX:  02 8233 9555
_  LICENSED            DX 101 SYDNEY  REF:  DAVID TURNER
CONVEYANCER
PRICE                  PRICE IN WORDS:  FORTY SIX MILLION TWO HUNDRED THOUSAND DOLLARS
                       PRICE  $46,200,000.00
                       DEPOSIT  $4,620,000.00    (10% OF THE PRICE, UNLESS OTHERWISE STATED)
                       ------------------------------------------------------------------------------------
                       BALANCE  $41,580,000.00
CONTRACT DATE          (IF NOT STATED, THE DATE THIS CONTRACT WAS MADE)




NOTE: SUBJECT TO CLAUSE 13, THE PRICE INCLUDES GOODS AND SERVICES TAX (IF ANY) PAYABLE BY THE VENDOR.





THE COMMON SEAL OF NORWEST LIMITED WAS           THE COMMON SEAL OF RESMED LIMITED WAS
AFFIXED TO THIS DOCUMENT IN ACCORDANCE WITH ITS  AFFIXED TO THIS DOCUMENT IN ACCORDANCE WITH ITS
CONSTITUTION AND IN THE PRESENCE OF:             CONSTITUTION AND IN THE PRESENCE OF:


/S/  ALAN ZAMMIT                                 S/ CHRIS ROBERTS
DIRECTOR                                         DIRECTOR




                                                         1A



     GENERAL                                                    STRATA OR COMMUNITY TITLE (CLAUSE 23)
X    PROPERTY CERTIFICATE FOR THE LAND                       _  PROPERTY CERTIFICATE FOR STRATA COMMON PROPERTY
X    PLAN OF THE LAND                                        _  PLAN CREATING STRATA COMMON PROPERTY
_    UNREGISTERED PLAN OF THE LAND                           _  STRATA BY-LAWS NOT SET OUT IN LEGISLATION
_    PLAN OF LAND TO BE SUBDIVIDED                           _  STRATA DEVELOPMENT CONTRACT OR STATEMENT
_    DOCUMENT THAT IS TO BE LODGED WITH A RELEVANT PLAN      _  STRATA MANAGEMENT STATEMENT
                                                             _  LEASEHOLD STRATA: LEASE OF LOT AND COMMON PROPERTY
X    S149(2) CERTIFICATE (ENVIRONMENTAL PLANNING AND         _  PROPERTY CERTIFICATE FOR NEIGHBOURHOOD PROPERTY
     ASSESSMENT ACT 1979)                                    _  PLAN CREATING NEIGHBOURHOOD PROPERTY
X    S149(5) INFORMATION INCLUDED IN THAT CERTIFICATE        _  NEIGHBOURHOOD DEVELOPMENT CONTRACT
X    SEWERAGE CONNECTIONS DIAGRAM                            _  NEIGHBOURHOOD MANAGEMENT STATEMENT
X    SEWER MAINS DIAGRAM                                     _  PROPERTY CERTIFICATE FOR PRECINCT PROPERTY
X    DOCUMENT THAT CREATED OR MAY HAVE CREATED AN            _  PLAN CREATING PRECINCT PROPERTY
     EASEMENT, PROFIT   PRENDRE, RESTRICTION ON USE OR       _  PRECINCT DEVELOPMENT CONTRACT
     POSITIVE COVENANT DISCLOSED IN THIS CONTRACT            _  PRECINCT MANAGEMENT STATEMENT
X    S88G CERTIFICATE (POSITIVE COVENANT)                    _  PROPERTY CERTIFICATE FOR COMMUNITY PROPERTY
                                                             _  PLAN CREATING COMMUNITY PROPERTY
X    SURVEY REPORT                                           _  COMMUNITY DEVELOPMENT CONTRACT
_    SECTION 317A CERTIFICATE (CERTIFICATE OF COMPLIANCE)    _  COMMUNITY MANAGEMENT STATEMENT
X    BUILDING CERTIFICATE GIVEN UNDER LEGISLATION            _  DOCUMENT DISCLOSING A CHANGE OF BY-LAWS
_    INSURANCE CERTIFICATE (HOME BUILDING ACT 1989)          _  DOCUMENT DISCLOSING A CHANGE IN A
_    SECTION 24 CERTIFICATE (SWIMMING POOLS ACT 1992)
_    OLD SYSTEM DOCUMENT                                     _  DOCUMENT DISCLOSING A CHANGE IN BOUNDARIES
_    CROWN TENURE CARD
_    CROWN PURCHASE STATEMENT OF ACCOUNT







CHOICES


ADJOINING LAND OWNED BY VENDOR  X NO  _  YES - PURCHASER CANNOT REQUIRE VENDOR TO CONTRIBUTE TO FENCING WORK
COVENANT/EASEMENT IN TRANSFER   X NO  _  YES - WORDING ATTACHED, WITH DESCRIPTION OF LAND BENEFITED (CLAUSE 4)
LAND TAX ADJUSTMENT REQUIRED    _ NO  _  YES -USING OWNER-OCCUPIED RESIDENTIAL CONCESSION _ YES (CLAUSE 14)
SPECIAL COMPLETION ADDRESS      X NO  _  YES - ADDRESS (CLAUSE 16):
TENANCIES                       _ NO  _  YES - SUBJECT TO TENANCIES DISCLOSED IN THIS CONTRACT (CLAUSES 17, 24)
MONEY PAYABLE TO CROWN          X NO  _  YES - PURCHASER LIABLE FOR UP TO $#(31) (IF NOT STATED, NIL)(CLAUSE 26)
CONSENT TO TRANSFER REQUIRED    X NO  _  YES - VENDOR TO APPLY FOR CONSENT (CLAUSE 27)




GST INFORMATION (A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999) (CLAUSE 13)
THIS  SALE  IS  A  TAXABLE  SUPPLY  (SECTIONS 9-5 AND 195-1)      _ NO     X YES

TENANTS  (COPY  OF EACH LEASE AND ANY RELEVANT MEMORANDUM OR VARIATION ATTACHED)
PREMISES:  #(32)
TENANT'S  NAME  (SHOW  FULL  NAME):  #(32A)  SEE  CLAUSES  43  AND  44
NATURE  OF  TENANCY:  #(32B)
EXPIRY  DATE:  #(32C)
OPTION  PERIOD:  #(32D)
RENT  (SHOW  WEEKLY/MONTHLY):  #(32E)

STRATA / COMMUNITY MANAGEMENT AGENT'S NAME, ADDRESS AND PHONE NUMBER (OR IF THERE IS NO MANAGEMENT AGENT, SECRETARY'S DETAILS)

1.     DEFINITIONS  AND  INTERPRETATION
1.1     DEFINITIONS
     IN THIS CONTRACT, UNLESS INCONSISTENT WITH THE CONTEXT, THE FOLLOWING WORDS AND EXPRESSIONS SHALL HAVE THE RESPECTIVE FOLLOWING MEANINGS:

     "ASSOCIATION" MEANS NORWEST ASSOCIATION LIMITED (ACN 003 443 883) A COMPANY HAVING RESPONSIBILITIES AND RIGHTS TO CONTROL THE DEVELOPMENT, MANAGEMENT AND OPERATION OF NORWEST BUSINESS PARK IN ACCORDANCE WITH THE CONSTITUTION;

     "ASSOCIATION CONSENT" MEANS AN APPROVAL OR CONSENT TO THE DEVELOPMENT APPLICATION ISSUED BY THE ASSOCIATION IN ACCORDANCE WITH THE CONSTITUTION EITHER UNCONDITIONALLY OR ON CONDITIONS WHICH ARE ACCEPTABLE TO THE PURCHASER ACTING REASONABLY;

     "AUTHORITY" MEANS ANY FEDERAL, STATE OR LOCAL GOVERNMENT, OR ANY GOVERNMENTAL, SEMI-GOVERNMENTAL, ADMINISTRATIVE, FISCAL OR JUDICIAL BODY, DEPARTMENT COMMISSION, TRIBUNAL AGENCY OR ENTITY AND INCLUDES THE ASSOCIATION IN ITS CAPACITY AS APPROVING AUTHORITY PURSUANT TO THE PLANNING DOCUMENTS;

     "BOARD" MEANS THE BOARD OF DIRECTORS OF THE ASSOCIATION DULY CONSTITUTED FROM TIME TO TIME;

     "BUSINESS DAY" MEANS A DAY (EXCLUDING SATURDAY, SUNDAY OR PUBLIC HOLIDAY) ON WHICH TRADING BANKS ARE OPEN FOR BUSINESS IN SYDNEY;

     "COMPLETION  DATE"  MEANS  THAT  DATE REFERRED TO IN SPECIAL CONDITION 2.1;

     "CONSTITUTION"  MEANS  THE  MEMORANDUM  AND  ARTICLES OF ASSOCIATION OF THE
ASSOCIATION AND INCLUDES ALL BY-LAWS AND REGULATIONS CREATED PURSUANT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION A COPY OF WHICH IS EXHIBIT 3;

     "COUNCIL"  MEANS  THE  BAULKHAM  HILLS  SHIRE  COUNCIL;

     "COUNCIL DEED" MEANS THE DEED BETWEEN THE VENDOR, THE ASSOCIATION AND COUNCIL DATED 2 SEPTEMBER 1992 A COPY OF WHICH IS EXHIBIT 2;

     "DEED OF OPTION AND RIGHT OF FIRST REFUSAL" MEANS THE DEED TO BE ENTERED INTO BETWEEN THE VENDOR AND THE PURCHASER IN ACCORDANCE WITH SPECIAL CONDITION 17 A COPY OF WHICH IS ANNEXED AND MARKED "A";

     "DEPOSITED PLANS" MEANS; DEPOSITED PLAN 816340 AND THE SECTION 88B INSTRUMENT IN RESPECT OF THAT PLAN, A COPY OF WHICH IS ANNEXED AND MARKED "B"

     "DEVELOPMENT APPLICATION" MEANS A DEVELOPMENT APPLICATION PURSUANT TO PART 4 OF THE ENVIRONMENTAL PLANNING AND ASSESSMENT ACT 1979 FOR THE PROPOSED DEVELOPMENT ON THE PROPERTY AND WHICH SHALL INCLUDE A LANDSCAPE MANAGEMENT PLAN FIRST APPROVED BY THE VENDOR AND THE ASSOCIATION AND WHICH MUST BE IN ACCORDANCE WITH THE MASTER SCHEME.

     "DEVELOPMENT CONSENT" MEANS A DEVELOPMENT CONSENT INCLUDING A "DEFERRED COMMENCEMENT" CONSENT ISSUED PURSUANT TO THE ENVIRONMENTAL PLANNING AND ASSESSMENT ACT 1979 FOR THE PROPOSED DEVELOPMENT EITHER UNCONDITIONALLY OR ON CONDITIONS WHICH ARE ACCEPTABLE TO THE PURCHASER ACTING REASONABLY;

     "DEVELOPMENT CONTROL PLAN" MEANS EACH AND EVERY DEVELOPMENT CONTROL PLAN AND CONCEPT DEVELOPMENT CONTROL PLAN RELATING TO NORWEST BUSINESS PARK FROM TIME TO TIME;

     "DEVELOPMENT GUIDELINES" MEANS THE ESTATE DEVELOPMENT GUIDELINES AND THE PROPERTY DEVELOPMENT GUIDELINES;

     "DISCHARGE" MEANS A REGISTRABLE DISCHARGE OR SURRENDER OR WITHDRAWAL OF AN ENCUMBRANCE;

     "DRAINAGE DIAGRAM" MEANS THE SEWERAGE SERVICE DIAGRAM ANNEXED AND MARKED "D" (IF ANY);

     "ENCUMBRANCE"  MEANS  A  MORTGAGE,  LEASE,  OR  CAVEAT;

     "ESTATE DEVELOPMENT GUIDELINES" MEANS THE GUIDELINES RELATING TO SUBDIVISION, DEVELOPMENT, LANDSCAPING, MAINTENANCE AND OTHER MATTERS CREATED OR ADOPTED BY THE ASSOCIATION FROM TIME TO TIME FOR THE NORWEST BUSINESS PARK A COPY OF WHICH IS EXHIBIT 4;

     "ENVIRONMENTAL LAW" MEANS ANY COMMON LAW, STATUTE, INCLUDING SUBORDINATE LEGISLATION, RULING OR STANDARD RELATING TO PLANNING, THE ENVIRONMENT OR
OCCUPATIONAL  OR  PUBLIC  HEALTH  AND  SAFETY;

     "ENVIRONMENTAL LIABILITY" MEANS ANY CLAIM, DEMAND, OBLIGATION, EXPENSE, LOSS, PENALTY, FINE OR DAMAGES FOR WHICH ANY OCCUPIER OF THE PROPERTY MIGHT BE LIABLE UNDER THE COMMON LAW, ANY STATUTE (INCLUDING SUBORDINATE LEGISLATION), RULING OR STANDARD RELATING TO PLANNING, THE ENVIRONMENT OR OCCUPATIONAL OR PUBLIC HEALTH AND SAFETY.

     "FIRB" MEANS THE FOREIGN INVESTMENT REVIEW BOARD OF THE COMMONWEALTH OF AUSTRALIA;

     "FIRB APPLICATION" MEANS AN APPLICATION TO THE TREASURER FOR THE FIRB APPROVAL.

     "FIRB  APPROVAL"  MEANS:

     (A) THE ISSUE BY THE TREASURER OF A NOTICE STATING THAT THE TREASURER DOES NOT OBJECT TO THE PROPOSAL SET OUT IN THE FIRB APPLICATION AND SUCH NOTICE DOES NOT CONTAIN CONDITIONS WHICH ARE NOT ACCEPTABLE TO THE PURCHASER ACTING REASONABLY; OR

     (B) THE TREASURER BEING OR BECOMING PRECLUDED BY LAW FROM MAKING ANY ORDER IN RESPECT OF THE FIRB APPLICATION;

     "GOODS & SERVICES TAX" MEANS THE TAX OF THAT NAME REFERRED TO IN A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999 (COMMONWEALTH);

     "INFRASTRUCTURE WORKS" MEANS SUCH WORKS AS ARE NECESSARY TO ENABLE THE PROVISION OF ELECTRICITY, WATER, SEWERAGE, DRAINAGE AND GAS SERVICES TO THE PROPERTY;

     "LAND" MEANS THAT PART OF THE LAND FORMERLY COMPRISING LOT 102 IN DEPOSITED PLAN 624844 BEING THE LAND FORMERLY COMPRISED IN CERTIFICATE OF TITLE FOLIO IDENTIFIER 102/624844 AND EACH AND EVERY PART OF THAT LAND AND ALL OTHER LAND IN ADDITION WHICH MAY FROM TIME TO TIME BE INCORPORATED OR CONSOLIDATED AS PART OF THE NORWEST BUSINESS PARK ZONED EMPLOYMENT AREA 10(A) (BUSINESS PARK) IN LEP 1991;

     "LEP  1991"  MEANS  THE  BAULKHAM  HILLS  LOCAL  ENVIRONMENT  PLAN  1991;

     "MASTER SCHEME" MEANS THE SCHEME OF DEVELOPMENT FOR THE NORWEST BUSINESS PARK AS DETERMINED BY THE VENDOR ANY RELEVANT AUTHORITY OR THE ASSOCIATION FROM TIME TO TIME INCORPORATING BUT NOT LIMITED TO:

     (A)     THE  PLANNING  DOCUMENTS;

     (B)     THE  CONSTITUTION;

     (C) THE COVENANTS, EASEMENTS AND RESTRICTIONS AT ANY TIME APPLICABLE TO OR PROPOSED FOR THE NORWEST BUSINESS PARK;

     (D) ANY OTHER PLANNING DEVELOPMENT, CONTROL OR REVIEW PROCEDURES WHICH ARISE IN RESPECT OF THE NORWEST BUSINESS PARK (INCLUDING BUT NOT LIMITED TO THE BOARD AND THE PANEL AND THEIR RESPECTIVE CONTROLS, REVIEWS AND PROCEDURES); AND

     (E) ALL ARRANGEMENTS WITH THE COUNCIL (INCLUDING BUT NOT LIMITED TO THOSE IN THE COUNCIL DEED),

     ALL  AS  VARIED  OR  SUBSTITUTED  FROM  TIME  TO  TIME;

     "MINOR ALTERATION" MEANS AN ALTERATION IN WHICH THE TOTAL AREA OF THE PROPERTY EITHER REMAINS UNCHANGED OR IS REDUCED OR INCREASED BY LESS THAN FIVE PER CENT (5%);

     "NORWEST BUSINESS PARK" MEANS THE LAND OR SUCH PART OF THE LAND OR ADDITIONS TO THE LAND AS MAY FROM TIME TO TIME BE ADMINISTERED PURSUANT TO THE MASTER SCHEME;

     "NORWEST ESTATE CONCEPT DEVELOPMENT CONTROL PLAN" MEANS THE DOCUMENT ISSUED BY THE COUNCIL A COPY OF WHICH IS EXHIBIT 1;

     "PLAN" MEANS THE PLAN OF SUBDIVISION GENERALLY IN THE FORM OF ANNEXURE "F" WHEREBY THE LOT COMPRISING THE PROPERTY IS CREATED AS A LOT IN A DEPOSITED PLAN WHICH PLAN WILL INVOLVE A SUBDIVISION OF LOT 601 IN DEPOSITED PLAN 882552 AND LOT 938 IN DEPOSITED PLAN 876722 AND WHICH MAY INVOLVE OTHER SUBDIVISIONS PRIOR TO CREATION OF THE PROPERTY.

     "PLANNING  DOCUMENTS"  MEANS:

     (A)     THE  BAULKHAM  HILLS  LOCAL  ENVIRONMENTAL  PLAN  1991  AS AMENDED;

     (B) ALL OTHER RELEVANT ENVIRONMENTAL PLANNING INSTRUMENTS (AS DEFINED IN THE ENVIRONMENTAL PLANNING AND ASSESSMENT ACT, 1979 (NSW));

     (C) ALL RELEVANT DEEMED ENVIRONMENTAL PLANNING INSTRUMENTS (AS DEFINED IN THE ENVIRONMENTAL PLANNING AND ASSESSMENT ACT, 1979 (NSW));

     (D) ALL DRAFT ENVIRONMENTAL PLANNING INSTRUMENTS AND DEVELOPMENT CONTROL PLANS;

     (E)     THE  DEVELOPMENT  GUIDELINES;  AND

     (F) ALL OTHER PLANNING POLICIES, PLANS, INSTRUMENTS, AFFECTATIONS, DOCUMENTS OR DIRECTIVES ISSUED BY THE COUNCIL OR ANY AUTHORITY IN RESPECT OF OR IN RELATION TO NORWEST BUSINESS PARK;

     "PRINTED CONDITIONS" MEANS THE CONDITIONS OF SALE CONTAINED IN THE STANDARD FORM;

     "PROPERTY"  MEANS  LOT  6001  IN  THE  PLAN;

     "PROPERTY DEVELOPMENT GUIDELINES" MEANS THE GUIDELINES IN RESPECT OF DEVELOPMENT, IMPROVEMENT, LANDSCAPING AND OTHER MATTERS CREATED OR ADOPTED BY THE ASSOCIATION FROM TIME TO TIME IN RESPECT OF THE LAND A COPY OF WHICH IS
EXHIBIT  5;

     "PROPOSED AFFECTATIONS" MEANS SUCH OF THE EASEMENTS, COVENANTS, RIGHTS, RESTRICTIONS AS TO USER OR RESUMPTIONS LISTED IN THE SIXTH SCHEDULE RELATING TO THE NORWEST BUSINESS PARK OR THE PROPERTY AS THE VENDOR MAY DECIDE (ACTING REASONABLY) TO CREATE OR WHICH THE VENDOR IS OBLIGED BY AN AUTHORITY TO CREATE OR WHICH AN AUTHORITY CREATES, IMPOSES OR REQUIRES;

     "PROPOSED DEVELOPMENT" MEANS STAGE 1 OF THE PURCHASER'S REDEVELOPMENT OF THE PROPERTY WHICH STAGE COMPRISES OFFICES, MANUFACTURING AND WAREHOUSING FACILITIES OF NOT LESS THAN 24,000 SQUARE METRES;

     "RESTRICTIONS AS TO USER" MEANS THE RESTRICTIONS AS TO USER REFERRED TO IN SPECIAL CONDITION 13 AND IN THE FORM ANNEXED AND MARKED "G";

     "SPECIAL CONDITIONS" MEAN THESE CONDITIONS OF SALE NOT INCLUDING THE PRINTED CONDITIONS;

     "STANDARD FORM" MEANS THE STANDARD FORM OF CONTRACT FOR SALE OF LAND - 2000 EDITION;

     "THIS CONTRACT" INCLUDES ALL PARTS OF AND SCHEDULES AND EXHIBITS TO THIS CONTRACT;

     "TREASURER"  MEANS  THE  TREASURER  OF  THE  COMMONWEALTH  OF  AUSTRALIA;

     "VENDOR'S AGENT" MEANS THE PARTY, IF ANY, DEFINED AS VENDOR'S AGENT ON PAGE 1 OF THE PRINTED CONDITIONS.

1.2     INTERPRETATION
     IN  THIS  CONTRACT,  UNLESS  THE  CONTEXT  OTHERWISE  REQUIRES:

     (A) HEADINGS AND UNDERLININGS ARE FOR CONVENIENCE ONLY AND DO NOT AFFECT THE INTERPRETATION OF THIS CONTRACT;

     (B)     WORDS  IMPORTING  THE  SINGULAR  INCLUDE THE PLURAL AND VICE VERSA;

     (C)     WORDS  IMPORTING  A  GENDER  INCLUDE  ANY  GENDER;

     (D) AN EXPRESSION IMPORTING A NATURAL PERSON INCLUDES ANY COMPANY, PARTNERSHIP, JOINT VENTURE, ASSOCIATION, CORPORATION OR OTHER BODY CORPORATE AND ANY GOVERNMENTAL AGENCY;

     (E)     A  REFERENCE  TO  ANY  THING  INCLUDES  A  PART  OF  THAT  THING;

     (F) OTHER PARTS OF SPEECH AND GRAMMATICAL FORMS OF A WORD OR PHRASE DEFINED IN THIS CONTRACT HAVE A CORRESPONDING MEANING;

     (G) A REFERENCE TO A PART, SPECIAL CONDITION, PARTY, ANNEXURE, EXHIBIT OR SCHEDULE IS A REFERENCE TO A PART AND SPECIAL CONDITION OF, AND A PARTY, ANNEXURE, EXHIBIT AND SCHEDULE TO, THIS CONTRACT;

     (H) A REFERENCE TO A STATUTE, REGULATION, PROCLAMATION, ORDINANCE OR BY-LAW INCLUDES ALL STATUTES, REGULATIONS, PROCLAMATIONS, ORDINANCES OR BY-LAWS VARYING, CONSOLIDATING OR REPLACING IT, AND A REFERENCE TO A STATUTE INCLUDES ALL REGULATIONS, PROCLAMATIONS, ORDINANCES AND BY-LAWS ISSUED UNDER THAT STATUTE;

     (I) A REFERENCE TO A DOCUMENT INCLUDES ALL AMENDMENTS OR SUPPLEMENTS TO, OR REPLACEMENTS OR NOVATIONS OF, THAT DOCUMENT;

     (J) A REFERENCE TO A PARTY TO A DOCUMENT INCLUDES THAT PARTY'S SUCCESSORS AND PERMITTED ASSIGNS;

     (K) WHERE THE DAY ON OR BY WHICH ANY THING IS TO BE DONE IS NOT A BUSINESS DAY, THAT THING MUST BE DONE ON OR BY THE NEXT SUCCEEDING BUSINESS DAY;

     (L) NO RULE OF CONSTRUCTION APPLIES TO THE DISADVANTAGE OF A PARTY BECAUSE THAT PARTY WAS RESPONSIBLE FOR THE PREPARATION OF THIS CONTRACT OR ANY PART OF IT;

     (M) A COVENANT OR CONTRACT ON THE PART OF TWO OR MORE PERSONS BINDS THEM JOINTLY AND SEVERALLY;

     (N) A REFERENCE TO A CONTRACT OTHER THAN THIS CONTRACT INCLUDES AN UNDERTAKING, DEED, CONTRACT OR LEGALLY ENFORCEABLE ARRANGEMENT OR UNDERSTANDING WHETHER OR NOT IN WRITING;

     (O) A REFERENCE TO AN ASSET INCLUDES ALL PROPERTY OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, A BUSINESS, AND ALL RIGHTS, REVENUES AND BENEFITS;

     (P) A REFERENCE TO A DOCUMENT INCLUDES ANY CONTRACT IN WRITING, OR ANY CERTIFICATE, NOTICE, INSTRUMENT OR OTHER DOCUMENT OF ANY KIND;

     (Q) A REFERENCE TO LIQUIDATION INCLUDES OFFICIAL MANAGEMENT, APPOINTMENT OF AN ADMINISTRATOR, COMPROMISE, ARRANGEMENT, MERGER, AMALGAMATION, RECONSTRUCTION, WINDING-UP, DISSOLUTION, ASSIGNMENT FOR THE BENEFIT OF CREDITORS, INSOLVENCY, BANKRUPTCY, OR ANY SIMILAR PROCEDURE OR, WHERE APPLICABLE, CHANGES IN THE CONSTITUTION OF ANY PARTNERSHIP OR PERSON, OR DEATH;

     (R) A REFERENCE TO "DOLLARS", "A$" OR "$" IS A REFERENCE TO THE LAWFUL CURRENCY OF THE COMMONWEALTH OF AUSTRALIA;

     (S)     A  REFERENCE  TO  "REQUISITION"  INCLUDES  AN  INQUIRY;

     (T) A REFERENCE TO A BODY, OTHER THAN A PARTY TO THIS CONTRACT (INCLUDING, WITHOUT LIMITATION, AN INSTITUTE, ASSOCIATION OR AUTHORITY), WHETHER OR NOT IT IS A STATUTORY BODY:

          (1)     WHICH  CEASES  TO  EXIST;  OR

          (2)     WHOSE  POWERS  OR FUNCTIONS ARE TRANSFERRED TO ANY OTHER BODY,

          IS A REFERENCE TO THE BODY WHICH REPLACES IT OR WHICH SUBSTANTIALLY SUCCEEDS TO ITS POWERS OR FUNCTIONS.

1.3 NOTWITHSTANDING THE REFERENCE TO "LAND" ON THE FRONT PAGE OF THIS CONTRACT AND THE DEFINITION OF "LAND" IN SPECIAL CONDITION 1.1 THE VENDOR AND THE PURCHASER AGREE THAT THE WORD "LAND" SHALL HAVE THE MEANING ASCRIBED ON THE FRONT PAGE OF THIS CONTRACT WHERE IT IS USED IN THE PRINTED CONDITIONS AND THE WORD "LAND" SHALL HAVE THE MEANING ASCRIBED IN SPECIAL CONDITION 1.1 WHERE IT IS USED ELSEWHERE IN THIS CONTRACT.

2.     COMPLETION
2.1     CONDITIONAL  CONTRACT
     (A) THE COMPLETION DATE IS THE LATER OF THE DATES 6 CALENDAR MONTHS FROM THE DATE OF THIS CONTRACT AND THE DATE 10 BUSINESS DAYS AFTER THE DATE COMPLETION OF THIS CONTRACT CEASES TO BE SUBJECT TO ALL OF THE CONDITIONS IN SPECIAL CONDITION 2.4.

     (B) IF ANY CONDITION OF COMPLETION IS NOT SATISFIED ON OR BEFORE THE DATE BEING 12 MONTHS FROM THE DATE OF THIS CONTRACT EITHER PARTY MAY AT ANY TIME THEREAFTER RESCIND THIS CONTRACT BY WRITTEN NOTICE TO THE OTHER.

2.2     NOTICE  TO  COMPLETE
     (A) COMPLETION OF THIS CONTRACT MUST TAKE PLACE BY 12 NOON ON THE COMPLETION DATE.

     (B) IF COMPLETION DOES NOT OCCUR ON THE COMPLETION DATE, EITHER PARTY MAY, IF IT IS READY AND WILLING TO COMPLETE AND IS NOT IN DEFAULT, SERVE A NOTICE TO COMPLETE ON THE OTHER PARTY.

     (C) THE NOTICE TO COMPLETE MUST STIPULATE A TIME AND DATE FOR COMPLETION WHICH IS AT LEAST 10 BUSINESS DAYS AFTER THE DATE OF SERVICE OF THE NOTICE AND THE PARTIES ACKNOWLEDGE THAT 10 BUSINESS DAYS IS A REASONABLE MINIMUM PERIOD IN WHICH TO COMPLETE THIS CONTRACT.

     (D)     THE  NOTICE  TO COMPLETE MAY STIPULATE THAT TIME IS OF THE ESSENCE.

2.3     DELAYED  COMPLETION
     (A)     IF  COMPLETION  DOES  NOT  OCCUR  ON  THE  COMPLETION  DATE  THEN:

          (1) ON COMPLETION THE PURCHASER MUST, IN ADDITION TO THE BALANCE OF THE PRICE OR ADJUSTED BALANCE OF THE PRICE (AS THE CASE MAY BE), PAY TO THE VENDOR INTEREST ON THE BALANCE OF THE PRICE OR ADJUSTED BALANCE OF THE PRICE (AS THE CASE MAY BE) CALCULATED ON A DAILY BASIS AT 11 PER CENTUM PER ANNUM (11%) FOR THE PERIOD FROM BUT EXCLUDING THE COMPLETION DATE TO AND INCLUDING THE ACTUAL DATE OF COMPLETION, AND ALL INTEREST ON THE DEPOSIT EARNED ON AND AFTER THE COMPLETION DATE SHALL BE PAID SOLELY TO THE VENDOR; AND

          (2) THE VENDOR IS NOT OBLIGED TO COMPLETE UNLESS THE PURCHASER COMPLIES WITH PARAGRAPH (A)(1) ABOVE.

     (B) THE PURCHASER HEREBY ACKNOWLEDGES THAT INTEREST AT THE RATE REFERRED TO IN (A) (1) ABOVE ON THE BALANCE OR THE ADJUSTED BALANCE OF THE PRICE REPRESENTS A GENUINE PRE-ESTIMATE OF THE LIQUIDATED DAMAGES LIKELY TO BE SUFFERED BY THE VENDOR AS A RESULT OF COMPLETION NOT TAKING PLACE ON OR BEFORE THE COMPLETION DATE.

     (C) PARAGRAPH (A) DOES NOT OPERATE IF THE PURCHASER FAILS TO COMPLETE ON THE COMPLETION DATE BY REASON ONLY THAT THE VENDOR WAS THEN IN DEFAULT OR OTHERWISE NOT READY OR WILLING TO COMPLETE.

2.4     CONDITIONS  PRECEDENT
     COMPLETION  OF  THIS  CONTRACT  IS  CONDITIONAL  UPON:

     (A) THE REGISTRATION OF THE PLAN AS A DEPOSITED PLAN AT THE LAND TITLES OFFICE IN ACCORDANCE WITH SPECIAL CONDITION 8; AND

     (B) THE PURCHASER BECOMING A MEMBER OF THE ASSOCIATION IN ACCORDANCE WITH SPECIAL CONDITION 10;

     (C) THE PURCHASER OBTAINING FIRB APPROVAL IN ACCORDANCE WITH SPECIAL CONDITION 11.

3.     DEPOSIT  AND  INTEREST
3.1 NOTWITHSTANDING PRINTED CONDITION 3ALL INTEREST EARNED ON THE DEPOSIT SHALL BE PAID TO THE PARTY ENTITLED TO THE DEPOSIT UPON COMPLETION, TERMINATION OR RESCISSION OF THIS CONTRACT.

3.2     CLAUSE  2.5  OF  THE  PRINTED  CONDITIONS  APPLIES  TO  THE  DEPOSIT.

3.3 THE PARTY ENTITLED TO THE DEPOSIT BEARS ANY LOSS RESULTING FROM INVESTMENT OF THE DEPOSIT.

4.     SURVEY
4.1 THE PARTIES ACKNOWLEDGE THAT THE PURCHASE PRICE IS BASED ON THE PROPERTY HAVING AN AREA OF 120,000 SQUARE METRES AT A PRICE OF $385.00 PER SQUARE METRE INCLUSIVE OF GST.

4.2 PRIOR TO COMPLETION OF THIS CONTRACT THE VENDOR MUST DELIVER TO THE PURCHASER A COPY OF THE PLAN IN REGISTRABLE FORM OR AS REGISTERED SHOWING THE AREA OF THE PROPERTY.

4.3 THE PURCHASE PRICE MUST THEN BE RECALCULATED AT THE RATE OF $385.00 PER SQUARE METRE (INCLUSIVE OF GST) AND THE PURCHASE PRICE ADJUSTED ACCORDINGLY, SUCH ADJUSTED PRICE LESS THE DEPOSIT PAID, BEING THE "ADJUSTED BALANCE OF THE PRICE" FOR THE PURPOSES OF SPECIAL CONDITION 2.3.

5.     ADJUSTMENTS
5.1 (A) THE DEFINITION OF "ADJUSTMENT DATE" IN PRINTED CONDITION 1 MEANS THE EARLIEST OF THE DATE OF GIVING OF POSSESSION OF THE PROPERTY TO THE PURCHASER, THE DATE OF ACTUAL COMPLETION OF THIS CONTRACT AND THE COMPLETION DATE.

     (B) THE VENDOR WILL NOT BE OBLIGED TO REMOVE ANY CHARGE ON THE PROPERTY FROM ANY RATE, TAX (INCLUDING LAND TAX) OR OUTGOING, UNTIL THE DATE OF ACTUAL COMPLETION OF THIS CONTRACT;

     (C) THE VENDOR WILL NOT BE DEEMED TO BE UNABLE TO COMPLETE THIS CONTRACT BY REASON OF THE EXISTENCE OF ANY CHARGE ON THE PROPERTY FOR ANY RATE, TAX (INCLUDING LAND TAX) OR OUTGOING; AND

     (D) THE VENDOR WILL BE ENTITLED TO SERVE A NOTICE TO COMPLETE OR ANY OTHER NOTICE ON THE PURCHASER NOTWITHSTANDING THE EXISTENCE OF ANY CHARGE ON THE PROPERTY FOR ANY RATE, TAX (INCLUDING LAND TAX) OR OUTGOING.

5.2 NOTWITHSTANDING ANYTHING CONTAINED IN THIS CONTRACT, IF THE COUNCIL, SYDNEY WATER CORPORATION, THE COMMISSIONER FOR LAND TAX OR ANY OTHER RELEVANT AUTHORITY HAS NOT ISSUED A SEPARATE ASSESSMENT OF ANY RATE, TAX (INCLUDING LAND
TAX)  OR  OUTGOING  FOR  THE  PROPERTY:

     (A) THE PURCHASER WILL NOT BE ENTITLED TO DELAY COMPLETION OF THIS CONTRACT OR DISPUTE THE VALIDITY OF ANY NOTICE TO COMPLETE OR ANY OTHER NOTICE TO THE PURCHASER GIVEN BY THE VENDOR ON THE BASIS THAT A SEPARATE ASSESSMENT HAS NOT BEEN ISSUED; AND

     (B) THE PARTIES AGREE THAT THE AMOUNT OF THE RELEVANT RATE, TAX (INCLUDING LAND TAX) OR OUTGOING FOR THE PROPERTY TO BE APPORTIONED AND ADJUSTED ON COMPLETION WILL BE:




COUNCIL RATES  $3,400.00 PER ANNUM
LAND TAX       628,320.00 PER ANNUM
WATER RATES    $70.00 PER QUARTER



     (C) NOTWITHSTANDING SUB-PARAGRAPH (B) IF THE QUANTUM OF THE ANNUAL COUNCIL RATES OR LAND TAX AS ACTUALLY LEVIED ON THE PROPERTY FOR THE RATE OR TAX YEAR IN WHICH COMPLETION OF THIS CONTRACT OCCURS IS VARIED BY MORE THAN 10% OF THE AMOUNT SPECIFIED IN SUB-PARAGRAPH (B) THEN THE PARTIES SHALL RE-ADJUST COUNCIL RATES AND/OR LAND TAX USING THE ACTUAL RATES OR TAX LEVIED ON THE PROPERTY.

     (D) IT IS EXPRESSLY AGREED THAT THE PRICE DOES NOT INCLUDE GST PAYABLE ON ADJUSTMENTS PAYABLE BY THE PURCHASER TO THE VENDOR ON COMPLETION. THE PURCHASER SHALL PAY IN ADDITION TO THE PRICE GST ON THE QUANTUM OF ADJUSTMENTS CALCULATED AT THE RATE OF 10% THEREOF AND THE AMOUNT OF ANY SUCH GST SO PAID SHALL BE INCLUDED IN THE TAX INVOICE TO BE PROVIDED BY THE VENDOR TO THE PURCHASER ON COMPLETION.

6.     DISCLOSURES  AND  ACKNOWLEDGMENTS
6.1     PURCHASER'S  TITLE
     (A) THE VENDOR IS NOT AWARE OF ANY INTEREST WHICH IS NOT DISCLOSED IN THIS CONTRACT AFFECTING THE TITLE TO THE PROPERTY.

     (B) SUBJECT TO THE CONVEYANCING ACT 1919 (NSW), THE PURCHASER IS NOT ENTITLED TO MAKE ANY OBJECTION, REQUISITION OR CLAIM FOR COMPENSATION, RESCIND OR TERMINATE THIS CONTRACT OR DELAY COMPLETION DUE TO ANY MATTER AFFECTING THE TITLE TO THE PROPERTY, DISCLOSED IN THIS CONTRACT.

6.2     DISCLOSURE
     (A) THE PURCHASER AGREES THAT, FOR THE PURPOSES OF THIS CONTRACT, ALL MATTERS DISCLOSED AND DESCRIBED IN THIS CONTRACT ARE SPECIFICALLY DISCLOSED AND CLEARLY DESCRIBED, AND THE PURCHASER FURTHER AGREES THAT IT WILL NOT MAKE ANY OBJECTION, REQUISITION OR CLAIM FOR COMPENSATION OR RESCIND OR TERMINATE THIS CONTRACT OR DELAY COMPLETION BECAUSE OF ANY OF THESE MATTERS.

     (B) WITHOUT LIMITING THE OPERATION OF PARAGRAPH (A) ABOVE, THE PURCHASER ACKNOWLEDGES THAT THE FOLLOWING MATTERS ARE SPECIFICALLY DISCLOSED AND CLEARLY DESCRIBED:

          -     ANNEXURE  B  -  DEPOSITED  PLAN;

          -     ANNEXURE  D  -  DRAINAGE  DIAGRAM  (IF  AVAILABLE);

          -     ANNEXURE  F  -  PLAN;

          -     ANNEXURE  G  -  RESTRICTIONS  AS  TO  USER;

          -     ANNEXURE  H  -  FOLIO  IDENTIFIERS  601/882552  AND  938/876722

          - ANNEXURE I - CERTIFICATE UNDER SECTION 149 OF THE ENVIRONMENTAL PLANNING & ASSESSMENT ACT, 1979;

          -     ANNEXURE  J  -  RESTRICTION  ON  USER  BURDENING  THE  PROPERTY;

          -     ANNEXURE  K  -  REPORT  BY  GEOTECHNIQUE  PTY  LIMITED

          -     ANNEXURE  L  -  DRAFT  COUNCIL  DEED

          -     ANNEXURE  M  -  PLAN  OF  PROPOSED  EASEMENT  TO  DRAIN  WATER;

          -     EXHIBIT  1  -  NORWEST  ESTATE  DEVELOPMENT  CONTROL  PLAN;

          -     EXHIBIT  2  -  COUNCIL  DEED;

          -     EXHIBIT  3  -  CONSTITUTION;

          -     EXHIBIT  4  -  ESTATE  DEVELOPMENT  GUIDELINES;

          -     EXHIBIT  5  -  PROPERTY  DEVELOPMENT  GUIDELINES.

     (C) SUBJECT TO PARAGRAPH (D) BELOW AND TO THE CONVEYANCING ACT 1919, THE VENDOR DOES NOT WARRANT THE ACCURACY, CURRENCY OR COMPLETENESS OF ANY OF THE DOCUMENTS OR MATTERS REFERRED TO IN PARAGRAPH (B) ABOVE.

     (D) THE VENDOR WARRANTS THAT THE CONSTITUTION, ESTATE DEVELOPMENT GUIDELINES AND PROPERTY DEVELOPMENT GUIDELINES ARE CURRENT AND COMPLETE COPIES OF THOSE DOCUMENTS AS AT THE DATE OF THIS CONTRACT.

6.3     PURCHASER'S  ACKNOWLEDGMENT
     THE  PURCHASER  ACKNOWLEDGES  AND  AGREES  THAT:

     (A) THE PROPERTY AND THE NORWEST BUSINESS PARK AND ALL IMPROVEMENTS ARE THE SUBJECT OF DEVELOPMENT AND REDEVELOPMENT PURSUANT TO OR IN ACCORDANCE WITH THE MASTER SCHEME AND THAT THE PROPERTY IS AN UNDEVELOPED SITE. THE VENDOR'S INTEREST IN THE PROPERTY IS TAKEN AND ACCEPTED BY THE PURCHASER IN SUBSTANTIALLY ITS CONDITION AND STATE AS AT THE DATE OF THIS CONTRACT;

     (B) THE LAND IN THE VICINITY OF THE PROPERTY ARE ALL PART OF THE NORWEST BUSINESS PARK AND THE PURCHASER MUST NOT OBJECT TO ANY NOISE, DUST OR OTHER INCONVENIENCE WHICH IS CAUSED AS A RESULT OF:

          (1)     THE  ERECTION  OF  ANY  BUILDING,

          (2)     THE  CARRYING  OUT  OF  INFRASTRUCTURE  WORKS,

          (3)     THE  CARRYING  OUT  OF  ANY  OTHER  WORKS,

          (4)     THE  GENERATION  OF  TRAFFIC,  OR,

          (5) ANY OTHER MATTER CONDUCTED, UNDERTAKEN OR CARRIED OUT FOR OR ON BEHALF OF THE VENDOR OR THE ASSOCIATION

          AND WHICH ARISES OUT OF OR IN CONNECTION WITH THE MASTER SCHEME OR ANY DEVELOPMENT ON OR IN THE NORWEST BUSINESS PARK NOT INCONSISTENT WITH THE MASTER SCHEME;

     (C) IT CONSENTS TO AND IS NOT ENTITLED TO TAKE, MAKE OR RAISE ANY OBJECTION OR REQUISITION OR CLAIM FOR LOSS, DAMAGE OR COMPENSATION OR HAVE ANY RIGHT OF RESCISSION IN RELATION TO THE FOLLOWING MATTERS:

          (1) ANY MATTER DISCLOSED IN THE DOCUMENTS LISTED IN SPECIAL CONDITION 6.2(B) AND MUST PROVIDE ALL SUCH WRITTEN CONSENTS TO THE ABOVE MATTERS AS MAY BE REQUIRED BY THE VENDOR AT ANY TIME;

          (2) THE REGISTRATION OF ANY DOCUMENT COMPRISING PART OF THE ANNEXURES TO THIS CONTRACT OR ANY DOCUMENT OR INSTRUMENT CREATING OR OTHERWISE CONCERNING ANY OF THE PROPOSED AFFECTATIONS ON THE TITLE TO THE PROPERTY OR ANY PART OF THE LAND;

          (3) ANY REQUIREMENT REASONABLY ACCEPTABLE TO THE PURCHASER OF ANY AUTHORITY INCLUDING BUT NOT LIMITED TO THE COUNCIL, THE ROADS AND TRAFFIC AUTHORITY OR SYDNEY WATER CORPORATION ATTACHING CONDITIONS TO SUBDIVISION OR OTHER DEVELOPMENT OF THE PROPERTY;

     (D) THE PURCHASER HAS SATISFIED ITSELF AS TO THE PURPOSES FOR WHICH THE PROPERTY MAY BE USED IN ACCORDANCE WITH THE REQUIREMENTS OF THE RESPONSIBLE AUTHORITY UNDER THE PROVISIONS OF THE ENVIRONMENTAL PLANNING AND ASSESSMENT ACT, 1979 AND THE LOCAL GOVERNMENT ACT, 1993;

     (E) THE VENDOR IS UNDERTAKING CONTINUING DEVELOPMENT OF THE NORWEST BUSINESS PARK AND THIS MAY INCLUDE BUT IS NOT LIMITED TO AMENDMENTS TO THE MASTER SCHEME, INCLUDING AMENDMENTS OR VARIATIONS TO THE AREAS DESIGNATED AND THE PERMITTED USES IN THE AREAS AND USES DESIGNATED.

6.4     NO  WARRANTY  OR  REPRESENTATION
     (A) SUBJECT TO SPECIAL CONDITION 7.2, NO WARRANTY OR REPRESENTATION AS TO THE CONDITION OR FITNESS OF THE PROPERTY (INCLUDING BUT NOT LIMITED TO THE CONDITION OR FITNESS OF THE SUB-SURFACE) OR AS TO THE CONDITION OR FITNESS FOR PURPOSE OF THE PROPERTY FOR ANY PURPOSE OF ANY NATURE WHATSOEVER (INCLUDING BUT NOT LIMITED TO THE PROPOSED DEVELOPMENT) IS GIVEN OR MADE BY THE VENDOR.

     (B) THE PURCHASER MUST NOT RAISE ANY REQUISITION OR OBJECTION OR MAKE ANY CLAIM FOR LOSS, DAMAGE OR COMPENSATION OR OTHER RELIEF IN RESPECT OF OR RELATING TO ANY ISSUE RELATIVE TO SUCH CONDITION OR FITNESS, INCLUDING BUT NOT LIMITED TO ANY CLAIM ON THE GROUNDS THAT:

          (1) THERE ARE ANY DEFECTS (WHETHER LATENT OR PATENT) IN THE PROPERTY OR ANY STRUCTURE ON THE PROPERTY OR IN THE PROVISION OF SERVICES ERECTED OR TO BE ERECTED ON THE PROPERTY OR WORKS CARRIED OUT OR TO BE CARRIED OUT ON THE PROPERTY OR ANY ADJOINING OR CONTINUOUS LAND OR STRUCTURE ERECTED ON THAT LAND; OR

          (2) THE PHYSICAL CONDITION OF THE PROPERTY (INCLUDING BUT NOT LIMITED TO THE SOIL AND SUB-SURFACE) IS OR MAY BE SUCH AS TO RENDER THE PROPERTY UNSUITABLE OR UNFIT FOR THE CARRYING OUT OF THE PROPOSED DEVELOPMENT OR THE
CONSTRUCTION  OF  ANY  BUILDING  OR  ANY  DEVELOPMENT  UPON  THE  PROPERTY.

7.     ENVIRONMENTAL  CONDITIONS
7.1     PURCHASER  RELIES  ON  OWN  ENQUIRIES
     (A) THE PURCHASER RELIES ENTIRELY ON ITS OWN INSPECTIONS AND ITS OWN ENQUIRIES (FROM PARTIES OTHER THAN THE VENDOR, ITS SERVANTS AND AGENTS) AS TO:

          (1) THE PAST AND PRESENT USES OF THE PROPERTY AND ANY IMPROVEMENTS ON IT FROM TIME TO TIME;

          (2) ANY MATERIALS ON THE PROPERTY FROM TIME TO TIME, INCLUDING ANY MATERIALS USED IN OR AS PART OF THE CONSTRUCTION OF THE IMPROVEMENTS ON THE PROPERTY FROM TIME TO TIME;

          (3) ANY LICENCES, PERMITS, CONSENTS OR APPROVALS IN RESPECT OF THE PROPERTY, ANY IMPROVEMENTS AND ANY ACTIVITIES CARRIED OUT ON THE PROPERTY FROM TIME TO TIME; AND

          (4) ANY ENVIRONMENTAL LIABILITY ASSOCIATED WITH THE PROPERTY, ANY IMPROVEMENTS AND ANY ACTIVITIES CARRIED OUT ON THE PROPERTY FROM TIME TO TIME.

     (B) THE REPORT ANNEXED HERETO MARKED "K" REFERS TO FILL. IN ALL RESPECTS OTHER THAN SUCH FILL, AND WITHOUT LIMITING SPECIAL CONDITION 7.1(E), THE VENDOR WARRANTS THAT IT IS NOT AWARE OF ANY ENVIRONMENTAL LIABILITY AS AT THE DATE OF THIS CONTRACT. SUBJECT THERETO THE PURCHASER ACKNOWLEDGES THAT NEITHER THE VENDOR NOR ANY OF THE VENDOR'S SERVANTS OR AGENTS HAVE MADE ANY WARRANTIES IN RELATION TO THE MATTERS REFERRED TO IN PARAGRAPHS (A)(L)-(4) ABOVE.

     (C) IF THE VENDOR IS NOT IN BREACH OF ITS WARRANTY UNDER SPECIAL CONDITION 7.1(B) THE PURCHASER IS NOT ENTITLED TO MAKE ANY OBJECTIONS, REQUISITIONS OR CLAIMS FOR DAMAGES OR COMPENSATION NOR RESCIND THIS CONTRACT IN RELATION TO ANY MATTER REFERRED TO IN PARAGRAPHS (A)(L)-(4) ABOVE.

     (D) THE PURCHASER INDEMNIFIES THE VENDOR AGAINST ANY LIABILITY, CLAIMS, DEMANDS, SUITS, PROCEEDINGS, LOSSES, COSTS, PENALTIES OR DAMAGES RELATED TO OR ARISING OUT OF THE MATTERS REFERRED TO IN PARAGRAPHS (A)(1)-(4) ABOVE WHERE THE MATTERS RELATE TO THE PERIOD DURING WHICH THE PURCHASER HAS POSSESSION OF THE PROPERTY OR IS THE REGISTERED PROPRIETOR OF THE PROPERTY.

     (E) ANNEXED HERETO MARKED "K" IS A REPORT DATED 30 JUNE 2000 BY GEOTECHNIQUE PTY LTD. THE PURCHASER EXPRESSLY ACKNOWLEDGES THAT IT IS AWARE OF ALL OF THE INFORMATION CONTAINED IN SUCH REPORT AND WILL MAKE NO OBJECTION, REQUISITION OR CLAIM FOR COMPENSATION IN RELATION TO ANY SUCH INFORMATION.

7.2     VENDOR'S  OBLIGATIONS
     THE  VENDOR  MUST  NOT  PRIOR  TO  COMPLETION  OF  THIS  CONTRACT:

     (A) DO OR CAUSE TO BE DONE ANYTHING ON THE PROPERTY WHICH WOULD RESULT IN ANY AUTHORITY ISSUING ANY NOTICE, DIRECTION OR ORDER REQUIRING ANY CLEAN-UP, DECONTAMINATION, REMEDIAL ACTION OR MAKING GOOD UNDER ANY ENVIRONMENTAL LAW; OR

     (B) DO OR CAUSE TO BE DONE ANYTHING ON THE PROPERTY WHICH WOULD CONSTITUTE A VIOLATION OR CONTRAVENTION OF ANY ENVIRONMENTAL LAW.

8.     PLAN
8.1 COMPLETION OF THIS CONTRACT IS CONDITIONAL ON REGISTRATION OF THE PLAN WITHIN A PERIOD OF 12 MONTHS FROM THE DATE OF THIS CONTRACT. IN CLAUSE 28.2 OF THE PRINTED CONDITIONS, "6 MONTHS" IS REPLACED BY "12 MONTHS".

8.2     THE  VENDOR  MUST  AS  SOON  AS  PRACTICABLE  AND  AT  ITS  COST:

     (A)     PREPARE  THE  PLAN IN A FORM REGISTRABLE AT THE LAND TITLES OFFICE;

     (B) OBTAIN ALL APPROVALS OR CONSENTS FOR REGISTRATION REQUIRED FROM ANY AUTHORITY OR PERSON WITH A REGISTERED INTEREST IN THE PROPERTY;

     (C)     LODGE  THE  PLAN  FOR  REGISTRATION  AT  THE  LAND  TITLES  OFFICE.

8.3 THE VENDOR MUST AT ITS COST USE REASONABLE DILIGENCE AND DO EVERYTHING REASONABLY REQUIRED FOR THE PLAN TO BE REGISTERED.

8.4 THE PARTIES MUST NOT UNREASONABLY OBJECT TO MINOR ALTERATIONS TO THE AREA OR BOUNDARIES OF THE PLAN REQUIRED BY ANY AUTHORITY AND, IF REQUIRED, MUST GIVE THEIR WRITTEN CONSENT TO THE MINOR ALTERATIONS.

8.5 THE PURCHASER MUST NOT REFUSE TO ACCEPT TITLE TO THE PROPERTY AND MUST NOT MAKE ANY CLAIM FOR COMPENSATION IN RESPECT OF ANY MINOR ALTERATIONS TO THE PLAN.

8.6 THE PURCHASER MUST NOT OBJECT TO OR CLAIM COMPENSATION FOR ANY EASEMENT FOR BATTER ON TERMS AS SET OUT IN SCHEDULE 8 OF THE CONVEYANCING ACT 1919 CREATED UPON REGISTRATION OF THE PLAN (AND AS SHOWN ON ANNEXURE "F") WHERE SUCH EASEMENT IS REQUIRED BY ANY RELEVANT AUTHORITY.

     THE PURCHASER MUST CONSENT TO THE CREATION OF EASEMENTS FOR DRAINAGE BENEFITING THE ROAD AUTHORITY OF THE PUBLIC ROAD TO BE DEDICATED WITHIN LOT 6003 OVER THE AREAS COLOURED RED IN THE PLAN ANNEXED MARKED "M".

8.7 NOTWITHSTANDING SPECIAL CONDITION 8.6 THERE SHALL BE REGISTERED IN CONJUNCTION WITH THE PLAN AN INSTRUMENT UNDER THE PROVISIONS OF SECTION 88B OF THE CONVEYANCING ACT CREATING A RESTRICTION ON USER BURDENING THE PROPERTY AND BENEFITING LOT 2 IN DEPOSITED PLAN 816340 OWNED BY THE ASSOCIATION IN THE TERMS SET FORTH IN ANNEXURE "J".

8.8 ANNEXED HERETO MARKED ""C" IS A SUBDIVISION APPROVAL OF THE PLAN ISSUED BY THE COUNCIL DATED 28 SEPTEMBER 2001. THE PURCHASER ACKNOWLEDGES THE CONDITIONS OF SUCH APPROVAL AND WILL MAKE NO OBJECTION, REQUISITION OR CLAIM FOR COMPENSATION IN RELATION THERETO.

8.9 WITHOUT LIMITING THE PURCHASER'S RIGHTS UNDER THIS CONTRACT, THE PURCHASER MAY RESCIND THIS CONTRACT IF:

     (A) THE TOTAL AREA OF THE PROPERTY IS REDUCED BY MORE THAN 5% FROM THAT SHOWN IN ANNEXURE "F"; OR

     (B) THE VENDOR OR AN AUTHORITY REQUIRES A PUBLICLY ACCESSIBLE PEDESTRIAN FOOTPATH OR RIGHT OF WAY TO BE LOCATED WITHIN THE PROPERTY; OR

     (C) THE EASEMENTS AND RESTRICTIONS REFERRED TO IN THE FOLLOWING SUB-CLAUSE AFFECT THE PROPERTY AFTER REGISTRATION OF THE PLAN.

8.10 NOTWITHSTANDING ANY OTHER PROVISION OF THIS CONTRACT, THE VENDOR SHALL DO ALL THINGS REQUIRED TO PROCURE LAND AND PROPERTY INFORMATION NSW TO ISSUE THE TITLE FOR THE PROPERTY FOLLOWING REGISTRATION OF THE PLAN FREE AND CLEAR OF, AND ON COMPLETION OF THIS SALE THE PROPERTY SHALL NOT BE SUBJECT TO, THE FOLLOWING EASEMENTS AND RESTRICTIONS:

          DP  835983  RESTRICTION(S)  ON  THE  USE  OF  LAND;

          DP  844927  RESTRICTION(S)  ON  THE  USE  OF  LAND;

          DP  854838  RESTRICTION(S)  ON  THE  USE  OF  LAND;

          DP 835983 EASEMENT FOR SERVICES 31 WIDE, 18 WIDE AND VARIABLE AFFECTING THE PROPERTY (OR PART);

          DP 835983 EASEMENT FOR LANDSCAPING 31 WIDE, 18 WIDE AND VARIABLE AFFECTING THE PROPERTY (OR PART); AND

          DP  835983  EASEMENT  FOR  SIGNAGE,  FLAGPOLES AND STREET FURNITURE 31
WIDE,  18  WIDE  AND  VARIABLE  AFFECTING  THE  PROPERTY  (OR  PART).


9.     DEVELOPMENT  APPLICATION  AND  LANDSCAPING
9.1 AS SOON AS PRACTICABLE AFTER THE DATE OF THIS CONTRACT THE PURCHASER SHALL LODGE THE DEVELOPMENT APPLICATION WITH THE ASSOCIATION FOR ITS APPROVAL TO THE DEVELOPMENT APPLICATION UNDER THE CONSTITUTION AND WITHIN 5 BUSINESS DAYS OF RECEIPT OF THE ASSOCIATION'S APPROVAL THE PURCHASER MUST LODGE THE DEVELOPMENT APPLICATION WITH THE COUNCIL FOR THE COUNCIL'S APPROVAL. THE VENDOR SHALL CONSENT IN WRITING TO SUCH LODGEMENT AS OWNER OF THE PROPERTY IF SUCH LODGEMENT OCCURS BEFORE COMPLETION OF THIS CONTRACT.

9.2 THE LANDSCAPE MANAGEMENT PLAN TO BE INCLUDED WITH THE DEVELOPMENT APPLICATION MUST:

     (A) PROVIDE FOR LANDSCAPING OF THE FULL PERIMETER BOUNDARY OF THE PROPERTY SIMULTANEOUSLY WITH LANDSCAPING TO BE PLANTED FOR THE PROPOSED DEVELOPMENT;

     (B) PROVIDE FOR THE BALANCE OF THE PROPERTY NOT REQUIRED FOR THE PROPOSED DEVELOPMENT TO BE GRASSED AT THE SAME TIME AS THE LANDSCAPING REFERRED TO IN (A) IS PERFORMED AND THEREAFTER TO MAINTAIN THAT GRASS UNTIL THAT AREA IS FURTHER DEVELOPED;

     (C) PROVIDE FOR THE LANDSCAPING REFERRED TO IN (A) TO INCLUDE MOUNDING TO A MINIMUM 1.5 METRES IN HEIGHT ALONG ANY FRONTAGE OF THE PROPERTY ALONG A PUBLIC ROAD WHERE THAT FRONTAGE IS ADJACENT TO ANY CARPARKING AREA.

9.3 (A) ON COMPLETION THE PURCHASER SHALL PAY TO THE VENDOR A SECURITY DEPOSIT OF $330,000.00 OR A BANK GUARANTEE IN LIKE AMOUNT IN FAVOUR OF THE VENDOR ISSUED BY A BANK LICENSED TO OPERATE IN AUSTRALIA AND IN TERMS ACCEPTABLE TO THE VENDOR AS SECURITY TO ENSURE THAT THE PROVISIONS OF CLAUSE 9.2 ARE SATISFIED. SUCH SECURITY DEPOSIT OR BANK GUARANTEE SHALL BE RETURNED TO THE PURCHASER WITHIN 14 DAYS OF THE PURCHASER NOTIFYING THE VENDOR IN WRITING THAT THE REQUIREMENTS OF CLAUSE 9.2 HAVE BEEN FULLY PERFORMED PROVIDED THAT THE SAID WORKS HAVE BEEN DONE TO THE VENDOR'S REASONABLE SATISFACTION.

     (B) AT ANY TIME PRIOR TO THE RETURN OF THE SECURITY DEPOSIT OR BANK GUARANTEE REFERRED TO IN THIS CONDITION THE VENDOR MAY APPLY THE SECURITY DEPOSIT, OR PROCEEDS OF THE BANK GUARANTEE, TOWARDS THE REASONABLE COST OF CARRYING OUT THE PURCHASER'S OBLIGATIONS UNDER CLAUSE 9.2 PROVIDED THAT NO SUCH WORKS SHALL BE CARRIED OUT BY THE VENDOR UNLESS THE PURCHASER HAS FAILED TO DO SUCH WORKS WITHIN A REASONABLE TIME OF THE VENDOR NOTIFYING THE PURCHASER IN WRITING OF THE WORKS WHICH THE VENDOR REQUIRES THE PURCHASER TO DO TO SATISFY THE REQUIREMENTS OF CLAUSE 9.2. THE PURCHASER HEREBY IRREVOCABLY GRANTS ACCESS TO THE PROPERTY TO THE VENDOR AND ITS CONTRACTORS FOR THE PURPOSE OF PERFORMING WORKS WHICH THE PURCHASER FAILS TO PERFORM IN ACCORDANCE WITH A NOTICE ISSUED PURSUANT TO THIS CONDITION.

9.4 THE PURCHASER COVENANTS WITH THE VENDOR THAT IT WILL SUBSTANTIALLY COMMENCE WORK ON THE PROPOSED DEVELOPMENT PURSUANT TO AND IN ACCORDANCE WITH THE DEVELOPMENT CONSENT WITHIN 2 YEARS OF THE DATE OF ISSUE OF THE DEVELOPMENT CONSENT BY THE COUNCIL. IN THE EVENT THAT THE PURCHASER FAILS TO COMPLY WITH ITS OBLIGATIONS UNDER THIS SPECIAL CONDITION THEN THE VENDOR MAY AT ITS DISCRETION PURCHASE THE PROPERTY FROM THE PURCHASER PURSUANT TO AND IN ACCORDANCE WITH THE PROVISIONS OF THE DEED OF OPTION AND RIGHT OF FIRST REFUSAL. FOR THE PURPOSE OF THIS CLAUSE "SUBSTANTIALLY COMMENCE" SHALL HAVE THE SAME MEANING AS DEFINED IN CLAUSE 1.1 OF THE SAID DEED OF OPTION AND RIGHT OF FIRST REFUSAL.

10.     ASSOCIATION
10.1 COMPLETION OF THIS CONTRACT IS CONDITIONAL UPON THE PURCHASER BECOMING A PROVISIONAL MEMBER OF THE ASSOCIATION BEFORE THE DATE OF ACTUAL COMPLETION.

10.2 THE PURCHASER MUST PRIOR TO OR SIMULTANEOUSLY WITH THE DATE OF THIS CONTRACT APPLY IN WRITING TO THE ASSOCIATION TO BECOME REGISTERED AS A MEMBER OF THE ASSOCIATION IN THE MANNER SET OUT IN THE CONSTITUTION.

10.3 THE VENDOR MUST PROVIDE ALL NECESSARY ASSISTANCE TO THE PURCHASER IN RESPECT OF THE PURCHASER'S APPLICATION (WHERE SUCH ASSISTANCE IS WITHIN ITS POWER AND CONTROL).

10.4 (A) IF THE PURCHASER FAILS TO COMPLY WITH ITS OBLIGATIONS UNDER SPECIAL CONDITION 10.2, THEN THE PURCHASER IRREVOCABLY AUTHORISES THE VENDOR, AS ITS AGENT, TO MAKE AND PURSUE THE APPLICATION TO THE ASSOCIATION ON BEHALF OF THE PURCHASER AND TO PAY ALL FEES AND DO ALL THINGS REQUIRED TO HAVE THE PURCHASER REGISTERED AS A MEMBER OF THE ASSOCIATION.

     (B) THE PURCHASER MUST INDEMNIFY AND KEEP THE VENDOR INDEMNIFIED FROM AND AGAINST ALL COSTS SUFFERED OR INCURRED BY THE VENDOR IN RESPECT OF ANY
EXERCISE BY THE VENDOR OF THE AUTHORITY GRANTED TO IT UNDER PARAGRAPH (A) OF THIS SUB-PARAGRAPH.

11.     FIRB  APPROVAL
11.1 COMPLETION OF THIS CONTRACT IS CONDITIONAL UPON FIRB APPROVAL, BEING OBTAINED BY THE PURCHASER.

11.2     THE  PURCHASER  WARRANTS  THAT:

     (A) ITS SOLICITORS HAVE ADVISED IT THAT TO THE BEST OF THEIR KNOWLEDGE AND BELIEF, THE TREASURER IS MORE LIKELY THAN NOT TO APPROVE OF THE PURCHASER'S PURCHASE OF THE PROPERTY;

     (B) ON OR BEFORE 5 BUSINESS DAYS AFTER THE DATE OF THIS CONTRACT, THE FIRB APPLICATION WILL HAVE BEEN LODGED WITH THE TREASURER;

     (C) IT WILL USE ITS BEST ENDEAVOURS TO OBTAIN FIRB APPROVAL AS EXPEDITIOUSLY AS IS REASONABLY POSSIBLE; AND

     (D) IT WILL GIVE THE VENDOR'S SOLICITORS COPIES OF THE FIRB APPLICATION AND ALL SUBSEQUENT CORRESPONDENCE IN RESPECT OF THE FIRB APPLICATION AS SOON AS SENT OR RECEIVED BY IT OR BY THE PURCHASER'S SOLICITOR.

11.3 THE PURCHASER HEREBY AUTHORISES THE VENDOR AND THE VENDOR'S SOLICITORS TO MAKE ANY ENQUIRIES OF THE TREASURER AT ANY TIME IN RELATION TO THE FIRB APPLICATION AND WILL WITHIN 2 BUSINESS DAYS OF THIS CONTRACT CONFIRM THIS
AUTHORISATION  TO  THE  TREASURER  BY  NOTICE  IN  WRITING.

12.     PROPOSED  AFFECTATIONS
12.1 THE PURCHASER ACKNOWLEDGES THAT AS PART OF THE MASTER SCHEME IT IS PROPOSED THAT THE PROPOSED AFFECTATIONS ARE CREATED OVER THE NORWEST BUSINESS PARK.

12.2 THE PROPOSED AFFECTATIONS SHALL BE AN ITEM OR ITEMS LISTED IN THE SIXTH SCHEDULE AND MAY, AS DETERMINED BY THE VENDOR ACTING REASONABLY, BENEFIT ANY AUTHORITY OR ANY LAND OWNED BY:

     (A)     THE  VENDOR  OR  ITS  SUCCESSORS  AND  ASSIGNS;

     (B)     THE  PURCHASER  OR  ITS  SUCCESSOR  AND  ASSIGNS;

     (C)     ANY  RELEVANT  AUTHORITY;

     (D)     THE  ASSOCIATION;

     (E)     OWNERS  OF  LOTS  IN  THE  NORWEST  BUSINESS  PARK;  OR

     (F)     THE  OWNER  OF  ANY  LAND  ADJOINING  THE  NORWEST  BUSINESS  PARK.

12.3     THE  PURCHASER  MUST:

     (A) CONSENT TO, JOIN IN AND EXECUTE ANY OR ALL DOCUMENTS AND INSTRUMENTS TO ENSURE THE DUE AND EFFECTIVE CREATION AS REFERRED TO IN SPECIAL CONDITION 12.2 OF ANY OF THE PROPOSED AFFECTATIONS AS AND WHEN REQUESTED SO TO DO BY THE VENDOR WHETHER PRIOR TO, ON OR AFTER THE COMPLETION DATE;

     (B) NOT MAKE ANY OBJECTION, REQUISITION OR CLAIM FOR COMPENSATION OR ANY OTHER CLAIM BY REASON OF THE CREATION AS REFERRED TO IN SPECIAL CONDITION
12.2 BY ANY MEANS WHATSOEVER OF ANY OF THE PROPOSED AFFECTATIONS THE EFFECT OF WHICH IN SUBSTANCE ACCORDS WITH THE MATTERS NOTED IN THE SIXTH SCHEDULE AS THEY RELATE TO THE PROPERTY AND THE PURCHASER MUST IF REQUIRED BY THE VENDOR INCLUDE IN THE FORM REQUIRED BY THE VENDOR IN THE APPROPRIATE ASSURANCE OF THE PROPERTY ANY SUCH PROPOSED AFFECTATIONS; AND

     (C) NOTWITHSTANDING SPECIAL CONDITIONS 12.3(A) OR (B), NOT RESCIND THIS CONTRACT DUE TO THE CREATION OF AN EASEMENT, COVENANT OR RESTRICTION EXCEPT WHERE THE EASEMENT, COVENANT OR RESTRICTION RELATES TO AND AFFECTS THE PROPERTY AND IN THE OPINION OF THE PURCHASER ACTING REASONABLY, SUBSTANTIALLY DETRACTS FROM THE PROPOSED USE AND ENJOYMENT OF THE PROPERTY BY THE PURCHASER AS DISCLOSED IN THE PROPOSED DEVELOPMENT THEN THE PURCHASER MAY RESCIND THIS CONTRACT BY NOTICE IN WRITING TO THE VENDOR.

12.4 THE PURCHASER HEREBY IRREVOCABLY AUTHORISES THE VENDOR TO CONSENT IN THE NAME OF AND ON BEHALF OF THE PURCHASER IN RESPECT OF THE APPROVAL OF COUNCIL AND/OR THE REGISTRATION OF ANY PLAN OR INSTRUMENT (WHETHER OR NOT SUCH INSTRUMENT OPERATES BY VIRTUE OF SECTIONS 88B OR 88E OF THE CONVEYANCING ACT 1919 (NSW)) WHICH CREATES ANY EASEMENT, COVENANT OR RESTRICTION OVER THE PROPERTY WHERE SUCH EASEMENT, COVENANT OR RESTRICTION DOES NOT, IN THE OPINION OF THE PURCHASER ACTING REASONABLY, SUBSTANTIALLY DETRACT FROM THE PROPOSED USE AND ENJOYMENT OF THE PROPERTY BY THE PURCHASER IN ACCORDANCE WITH THE PROPOSED DEVELOPMENT.

     THE PURCHASER HEREBY IRREVOCABLY APPOINTS THE VENDOR AS ITS LAWFUL ATTORNEY FOR THE ABOVE PURPOSES.

12.5 PRIOR TO EXERCISING ITS POWER OF ATTORNEY UNDER OR PURSUANT TO SPECIAL CONDITION 12.4, THE VENDOR MUST NOTIFY THE PURCHASER IN WRITING OF ITS INTENTION TO EXERCISE THE RIGHTS AND UNLESS THE PURCHASER NOTIFIES THE VENDOR IN WRITING WITHIN 10 BUSINESS DAYS OF BEING NOTIFIED BY THE VENDOR, THAT, IN THE OPINION OF THE PURCHASER ACTING REASONABLY THE RELEVANT EASEMENT, COVENANT OR RESTRICTION DOES SUBSTANTIALLY DETRACT FROM THE PROPOSED USE AND ENJOYMENT OF THE PROPERTY BY THE PURCHASER IN ACCORDANCE WITH THE PROPOSED DEVELOPMENT, THEN, AT ANY TIME AFTER THE EXPIRATION OF THE PERIOD OF 10 BUSINESS DAYS, THE VENDOR MAY IMMEDIATELY EXERCISE ITS POWER OF ATTORNEY GRANTED UNDER SPECIAL CONDITION 12.4 WITHOUT RESTRICTION OR FURTHER NOTICE TO THE PURCHASER.

12.6 THE PURCHASER ACKNOWLEDGES THAT THE VENDOR IS, AS AT THE DATE OF THIS CONTRACT, A MEMBER OF THE ASSOCIATION AND THAT THE VENDOR IS ENTITLED TO VOTE AS SUCH IN RESPECT OF ANY RESOLUTION OF THE ASSOCIATION IN SUCH MANNER AND TO SUCH EFFECT AS IT DEEMS FIT.

13.     RESTRICTIONS  AS  TO  USER
     SUBJECT TO SPECIAL CONDITIONS 8.6, 8.9, 8.10, 31.3 AND 31.4 THE PURCHASER ACKNOWLEDGES THAT THE RESTRICTIONS AS TO USER HAVE BEEN REGISTERED AND AFFECT THE PROPERTY AND THE PURCHASER MUST NOT MAKE ANY OBJECTION, REQUISITION OR CLAIM FOR COMPENSATION IN RESPECT OF THE RESTRICTIONS AS TO USER.

14.     TRANSFER
14.1 THE VENDOR MUST UPON LODGEMENT OF THE PLAN FOR REGISTRATION WITH THE LAND TITLES OFFICE NOTIFY THE PURCHASER IN WRITING OF THE DEPOSITED PLAN NUMBER OF THE PLAN.

14.2 THE PURCHASER MUST AT ITS EXPENSE AT LEAST 10 BUSINESS DAYS PRIOR TO THE COMPLETION DATE DELIVER TO THE VENDOR FOR EXECUTION THE TRANSFER FOR THE PROPERTY.

15.     SITE  WORKS  REBATE

     ON COMPLETION AND IN ACCORDANCE WITH CONDITION 35 THE VENDOR SHALL REBATE TO THE PURCHASER AN AMOUNT OF $500,000.00 (INCLUSIVE OF GST) OFF THE PRICE AS A CONTRIBUTION TOWARDS SITE WORKS WHICH WILL BE REQUIRED TO BE PROVIDED TO THE PROPERTY BY THE PURCHASER IN RELATION TO THE PROPOSED DEVELOPMENT AND OTHER DEVELOPMENT PROPOSED BY THE PURCHASER FOR THE PROPERTY.

16.     ENCUMBRANCE  ON  CERTIFICATE  OF  TITLE
     IF ANY ENCUMBRANCE TO WHICH THE PROPERTY IS SUBJECT IS NOTED ON THE CERTIFICATE OF TITLE FOR THE PROPERTY ON COMPLETION, THEN:

     (A) THE PURCHASER MUST ACCEPT A DULY EXECUTED DISCHARGE IN REGISTERABLE FORM WHICH IN THE VENDOR'S REASONABLE OPINION WILL REMOVE THE ENCUMBRANCE, TOGETHER WITH THE APPLICABLE REGISTRATION FEE; AND

     (B) WHEN THE VENDOR GIVES THE PURCHASER A DISCHARGE, THE VENDOR IS REGARDED AS HAVING GIVEN THE PURCHASER A TRANSFER OF THE PROPERTY FREE FROM THE ENCUMBRANCE.

17.     DEED  OF  OPTION  AND  RIGHT  OF  FIRST  REFUSAL
     COMPLETION OF THIS CONTRACT IS CONDITIONAL UPON THE PARTIES ENTERING INTO THE DEED OF OPTION AND RIGHT OF FIRST REFUSAL SIMULTANEOUSLY WITH ENTERING INTO THIS CONTRACT.

18.     CAVEAT
     THE PURCHASER MUST NOT LODGE ANY CAVEAT UPON THE TITLE OF THE LAND WHICH HAS THE EFFECT OF PRECLUDING REGISTRATION OF ANY PLAN, INSTRUMENT, RESTRICTION, EASEMENT, RIGHT OR OTHER MATTER CONTEMPLATED BY THIS CONTRACT OR ANY MORTGAGE OR VARIATION MORTGAGE OR THE SALE OF ANY OTHER PART OF THE LAND NOT BEING THE SUBJECT OF THIS CONTRACT.

19.     ASSIGNMENT
19.1 THE PURCHASER MUST NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE VENDOR (WHICH MAY BE GIVEN OR WITHHELD IN ITS ABSOLUTE DISCRETION AND WITHOUT THE DISCLOSURE OF ANY REASON), ASSIGN ANY OF ITS RIGHTS, OBLIGATIONS OR INTERESTS UNDER THIS CONTRACT. THIS CONDITION SHALL NOT APPLY TO ANY ASSIGNMENT TO A RELATED BODY CORPORATE (AS DEFINED IN THE CORPORATIONS ACT) OF THE PURCHASER.

19.2 THE VENDOR MAY AT ANY TIME ASSIGN, CHARGE OR ENCUMBER ITS RIGHT, TITLE AND INTEREST UNDER THIS CONTRACT OR ANY PART WITHOUT THE CONSENT OF THE PURCHASER. ANY ASSIGNMENT BY THE VENDOR MUST NOT AFFECT THE PURCHASER'S RIGHTS AGAINST THE VENDOR UNDER THIS CONTRACT.

20.     RIGHT  TO  RESCIND
     BEFORE COMPLETION ANY PARTY MAY RESCIND THIS CONTRACT BY GIVING THE OTHER PARTIES WRITTEN NOTICE, IF ANY OTHER PARTY:

     (A)     IS  A  NATURAL  PERSON  AND  DIES  OR  BECOMES  MENTALLY  ILL;  OR

     (B)     IS  A  COMPANY  AND:

          (1)     IS  WOUND  UP;  OR

          (2) A RECEIVER, RECEIVER AND MANAGER, OFFICIAL MANAGER, ADMINISTRATOR, TRUSTEE OR SIMILAR OFFICIAL IS APPOINTED OVER ITS ASSETS OR UNDERTAKING.

21.     PASSING  OF  RISK
21.1 DIVISION 7 OF PART IV OF THE CONVEYANCING ACT 1919 (NSW) DOES NOT APPLY TO THIS CONTRACT.

21.2 ON EXECUTION OF THIS CONTRACT THE PURCHASER BEARS THE RISK OF DAMAGE TO THE PROPERTY.

22.     AGENT
22.1 THE PURCHASER WARRANTS THAT IT WAS NOT INTRODUCED TO THE VENDOR OR THE PROPERTY BY ANY AGENT OTHER THAN THE VENDOR'S AGENT REFERRED TO ON THE FRONT
PAGE  OF  THIS  CONTRACT  IN  CIRCUMSTANCES WHICH COULD GIVE RISE TO A CLAIM FOR
COMMISSION  OR  EXPENSES  IN  RESPECT  OF  THE  SALE OF THE PROPERTY AGAINST THE
VENDOR.

22.2 THE PURCHASER INDEMNIFIES THE VENDOR AGAINST ANY CLAIM REFERRED TO IN SPECIAL CONDITION 22.1.

23.     INCOMPLETE  WORK
23.1 DESPITE PRINTED CONDITION 11, ANY WORK REQUIRED TO BE DONE ON THE PROPERTY BY ANY WORK ORDER REFERRED TO IN PRINTED CONDITION 11 WHICH IS NOT COMPLETED BY COMPLETION DOES NOT:

     (A)     CONSTITUTE  A  DEFECT  IN  TITLE;  OR

     (B) ENTITLE THE PURCHASER TO MAKE ANY OBJECTION, REQUISITION OR CLAIM FOR COMPENSATION OR TO RESCIND OR TERMINATE OR TO DELAY COMPLETION OF THIS CONTRACT.

23.2 IF NOT COMPLIED WITH THE VENDOR MUST COMPLY AFTER COMPLETION WITH ANY WORK ORDER ISSUED BEFORE THE DATE OF THIS CONTRACT.

24.     SEWAGE  PIPES
     THE PURCHASER ACKNOWLEDGES THAT THE SYDNEY WATER CORPORATION DOES NOT AT THE DATE OF THIS CONTRACT HAVE AVAILABLE A DRAINAGE DIAGRAM FOR OR IN RELATION TO THE PROPERTY AND THE PURCHASER MUST MAKE NO OBJECTION REQUISITION OR CLAIM FOR COMPENSATION NOR DOES THE PURCHASER HAVE ANY RIGHT OF RESCISSION IN RESPECT OF OMISSION FROM THIS CONTRACT OF ANY SUCH DIAGRAM EVEN IF A DIAGRAM COMES UNDER EXISTENCE PRIOR TO COMPLETION OF THIS CONTRACT.

25.     NON-MERGER  ON  COMPLETION
     THE OBLIGATIONS, WARRANTIES, COVENANTS, CONTRACTS, GUARANTEES AND INDEMNITIES CONTAINED IN OR REQUIRED OR CONTEMPLATED BY OR IN CONNECTION WITH THIS CONTRACT WHICH REMAIN TO BE PERFORMED OR ARE CAPABLE OF HAVING EFFECT OR APPLICATION (EXPRESS OR IMPLIED) AFTER THE COMPLETION DATE WILL NOT MERGE ON COMPLETION OF THIS CONTRACT AND WILL ENURE TO THE BENEFICIARY THEREOF AND WILL REMAIN IN FULL FORCE AND EFFECT NOTWITHSTANDING COMPLETION OF THIS CONTRACT.

26.     GOVERNING  LAW  AND  JURISDICTION
26.1     THIS  CONTRACT IS GOVERNED BY THE LAWS OF THE STATE OF NEW SOUTH WALES.

26.2 THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF NEW SOUTH WALES.

27.     SEVERABILITY
27.1 UNENFORCEABILITY OF A PROVISION OF THIS CONTRACT DOES NOT AFFECT THE ENFORCEABILITY OF ANY OTHER PROVISION.

27.2 SPECIAL CONDITION 27.1 DOES NOT APPLY IF ITS APPLICATION MATERIALLY AFFECTS THE COMMERCIAL ARRANGEMENT CONSTITUTED BY THIS CONTRACT.

28.     ENTIRE  AGREEMENT
     THIS CONTRACT IS THE ENTIRE CONTRACT BETWEEN THE PARTIES IN RESPECT OF ITS SUBJECT MATTER.

29.     FILL
     THE PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES THAT FILLING MATERIAL HAS BEEN PLACED ON OR WITHIN THE PROPERTY AND SUBJECT TO SPECIAL CONDITION 36 THE PURCHASER COVENANTS WITH THE VENDOR THAT IT SHALL MAKE NO REQUISITION, OBJECTION OR CLAIM FOR COMPENSATION FOR OR IN RELATION TO THE EXISTENCE OF THE SAID FILLING MATERIAL AND/OR THE EFFECT, IF ANY, OF SAME ON THE PROPERTY.

30.     INTENTIONALLY  OMITTED
        ----------------------

31.     SITE  REQUIREMENTS
31.1 PRIOR TO COMPLETION THE VENDOR MUST PROVIDE THE PURCHASER A LETTER FROM THE COUNCIL TO THE EFFECT THAT THE COUNCIL SHALL NOT REQUIRE ANY PUBLICLY ACCESSIBLE PEDESTRIAN FOOTPATH OR RIGHT OF WAY GIVING ACCESS FROM OLD WINDSOR ROAD TO BELLA VISTA FARM PARK TO BE LOCATED WITHIN THE PROPERTY.

31.2 THE VENDOR SHALL NOT OBJECT TO ANY PERIMETER SECURITY FENCING BEING ERECTED ON THE PROPERTY IF:

     (A) SUCH FENCING IS LOCATED WITHIN THE PROPERTY AND BEHIND ANY LANDSCAPING SETBACK AREA FROM THE PERSPECTIVE OF ANY PUBLIC ROAD ADJOINING THE PROPERTY; AND

     (B)     SUCH  FENCING  SATISFIES  THE  INTENT  OF  THE  MASTER  SCHEME.

31.3     PRIOR  TO  COMPLETION  THE  VENDOR  MUST  REMOVE  FROM THE PROPERTY ALL
APPARATUS, WIRES, CABLES AND POSTS PROVIDING THE SERVICES REFERRED TO IN TRANSFER I467344.

31.4 PRIOR TO COMPLETION THE VENDOR MUST ALSO PROCURE FROM THE COUNCIL (BEING THE GRANTEE FOR THE TIME BEING REFERRED TO IN TRANSFER I467344) A LEGALLY ENFORCEABLE RIGHT AVAILABLE TO THE PURCHASER WHEREBY THE COUNCIL IS CAPABLE OF BEING RESTRAINED FROM EXERCISING ITS RIGHTS PURSUANT TO THE RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES CREATED BY TRANSFER I467344. THE VENDOR AND PURCHASER AGREE THAT THE MAKING OF A DEED BETWEEN THE VENDOR AND THE COUNCIL, IN OR SUBSTANTIALLY IN, THE FORM ATTACHED MARKED "L" WILL SATISFY THE REQUIREMENTS OF THIS CONDITION.

31.5 NOT LATER THAN THE DEDICATION OF THE PUBLIC ROAD REFERRED TO IN SPECIAL CONDITION 34.1 THE VENDOR MUST COMPLY WITH CLAUSES 1.2 AND 1.3 OF THE DEED ATTACHED MARKED "L".

31.6 FORTHWITH UPON COMPLETION OF THIS CONTRACT THE VENDOR MUST NOTIFY THE COUNCIL IN WRITING OF THE SALE OF THE PROPERTY TO THE PURCHASER AND REQUEST THE COUNCIL TO ENTER INTO THE FURTHER DEED CONTEMPLATED BY CLAUSE 2.5 IN THE DEED ATTACHED MARKED "L". THE PURCHASER MUST ENTER INTO SUCH FURTHER DEED WITH THE COUNCIL PROVIDED THAT SUCH DEED IS IN REASONABLE TERMS. IF THE COUNCIL FAILS TO ENTER INTO SUCH DEED THE PURCHASER MAY COMMENCE AND MAINTAIN LEGAL PROCEEDINGS AGAINST THE COUNCIL TO ENFORCE THE COUNCIL'S OBLIGATIONS, IN THE NAME OF THE
VENDOR (BUT AT THE COST OF THE PURCHASER) AND THE VENDOR SHALL PROVIDE ANY NECESSARY AUTHORITY AS REASONABLY REQUIRED BY THE PURCHASER TO THAT EFFECT.

32.     ACCESS
     THE VENDOR HEREBY GRANTS THE PURCHASER ACCESS TO THE PROPERTY FOR THE PURPOSE OF GEOTECHNICAL AND ENVIRONMENTAL TESTING PROVIDED THAT THE PURCHASER BEFORE UNDERTAKING ANY SUCH TESTING PROVIDES THE VENDOR WITH COMPLETE DETAILS OF THE PROPOSED TESTING AND PROVIDED THAT SUCH DETAILS ARE ACCEPTABLE TO THE VENDOR, ACTING REASONABLY, (AS EVIDENCED IN WRITING BY THE VENDOR) AND FURTHER PROVIDED THAT THE PURCHASER AGREES TO COMPLY WITH ALL FURTHER CONDITIONS, IF ANY, IMPOSED ON SUCH ACCESS BY THE VENDOR AND THAT THE PURCHASER SHALL PAY THE
COST  OF  ANY  SUCH  TESTING.

33.     DRAINAGE
     IN ANY DEVELOPMENT TO BE CONSTRUCTED UPON THE PROPERTY BY THE PURCHASER OR ITS CONTRACTORS THE PURCHASER MUST MEET ALL RELEVANT REQUIREMENTS OF THE
PROTECTION OF THE ENVIRONMENT OPERATIONS ACT 1997 AND THE MASTER SCHEME IN RELATE TO SITE DRAINAGE.

34.     CONSTRUCTION  OF  ROAD
34.1 THE VENDOR AGREES TO CONSTRUCT A TRAFFICABLE PUBLIC ROAD WITHIN THE AREA MARKED "FUTURE ROAD" BEING LOT 6003 ON THE COPY OF THE UNREGISTERED PLAN ANNEXED HERETO AND TO CREATE A RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES 18 WIDE AND VARIABLE OVER SUCH AREA INTER ALIA IN FAVOUR OF THE PROPERTY PENDING DEDICATION OF SUCH ROAD AS A PUBLIC ROAD. SUCH RIGHT OF CARRIAGEWAY AND EASEMENT MUST BE CREATED AT OR BEFORE COMPLETION AND THE SAID ROAD MUST BE COMPLETED AND DEDICATED IN CONJUNCTION WITH THE PURCHASER'S CONSTRUCTION OF THE PROPOSED DEVELOPMENT TO THE INTENT THAT IT WILL BE CONSTRUCTED AND AVAILABLE FOR USE BY THE PURCHASER AND ITS INVITEES WHEN THE PROPOSED DEVELOPMENT OPENS FOR BUSINESS AS EVIDENCED BY THE ISSUE OF AN OCCUPATION CERTIFICATE WITHIN THE MEANING OF THE ENVIRONMENTAL PLANNING & ASSESSMENT ACT 1979.

34.2 NOTWITHSTANDING THE RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES REFERRED TO IN 34.1 THE PURCHASER AGREES WITH THE VENDOR THAT IT WILL NOT EXERCISE ITS RIGHTS PURSUANT TO THE SAID RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES DURING THE PERIOD OF CONSTRUCTION OF THE ROADWAY BY THE VENDOR OR ITS SUB-CONTRACTORS WITHIN THE AREA OF THE SAID RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES AND DURING SUCH PERIOD THE PURCHASER SHALL ACCESS THE PROPERTY FROM NORWEST BOULEVARDE OR FROM PARTS OF THE SAID LOT 6003 NOMINATED BY THE VENDOR. THE VENDOR SHALL CONSTRUCT AT THE VENDOR'S EXPENSE TEMPORARY ROADS WITHIN THE PROPERTY AND ALONG THE LENGTH OF AND ADJACENT TO LOT 6003 DURING CONSTRUCTION OF THE PERMANENT ROADWAY. SUCH TEMPORARY ROADS SHALL BE OF SUCH STANDARD AS IS REASONABLY NECESSARY TO ACCOMMODATE CONSTRUCTION TRAFFIC TO AND FROM THE PURCHASER'S CONSTRUCTION WORKS ON THE PROPERTY AND SHALL BE MADE AVAILABLE TO THE PURCHASER DURING SUCH CONSTRUCTION WORK BUT SHALL BE REQUIRED ONLY FOR SUCH PERIODS AS ACCESS TO THE PURCHASER'S CONSTRUCTION WORKS ON THE PROPERTY IS UNAVAILABLE VIA ANY PERMANENT OR OTHER ROAD CONSTRUCTED BY THE VNEDOR WITHIN LOT 6003.

34.3 FOLLOWING CONSTRUCTION OF THE PROPOSED ROADWAY OVER THE SAID AREA OF PROPOSED ROAD THE PURCHASER MUST UPON WRITTEN REQUEST OF THE VENDOR CONSENT TO, AND PROCURE THE CONSENT OF ANY MORTGAGEE OR LESSEE OF THE PROPERTY TO THE RELEASE OF THE SAID RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES 18 WIDE WHICH RELEASE WILL TAKE EFFECT UPON REGISTRATION OF THE DEDICATION OF THE SAID AREA OF THE PROPOSED ROAD AS A PUBLIC ROAD.

35.     DEFERRED  PAYMENT  OF  PRICE
35.1 NOTWITHSTANDING ANYTHING OTHERWISE HEREIN CONTAINED THE BALANCE OF THE PRICE SHALL NOT BE FULLY PAID ON COMPLETION BUT SHALL BE PAID IN THE AMOUNTS AND ON THE DATES SET FORTH IN CONDITION 35.2.

35.2     THE  BALANCE  OF  THE  PRICE  SHALL  BE  PAID  AS  FOLLOWS:

     (A)     THE DEPOSIT SHALL BE RELEASED TO THE VENDOR ON THE COMPLETION DATE;

     (B) A FURTHER AMOUNT OF $20,580,000.00 SHALL BE PAID ON COMPLETION. SUCH AMOUNT SHALL BE ADJUSTED BY THE AMOUNT OF THE SITE WORKS REBATE REFERRED TO IN SPECIAL CONDITION 15 AND ANY ADJUSTMENTS TO THE PRICE ARISING PURSUANT TO SPECIAL CONDITION 4.3;

     (C) A FURTHER AMOUNT OF $10,500,000.00 SHALL BE PAID ON THE DATE SIX MONTHS AFTER COMPLETION;

     (D) THE BALANCE OF $10,500,000.00 PAYABLE UNDER THIS CONTRACT SHALL BE PAID ON THE DATE 12 MONTHS AFTER COMPLETION.;

     (E) ADJUSTMENTS PURSUANT TO CLAUSE 14 OF THE CONTRACT SHALL BE PAID ON COMPLETION.

35.3 TIME SHALL BE OF THE ESSENCE IN RELATION TO THE DATE FOR PAYMENT OF THOSE PARTS OF THE PRICE REFERRED TO IN CONDITIONS 35.2(A), 35.2(C) AND 35.2(D).

35.4 ON COMPLETION THE PURCHASER MUST DELIVER TO THE VENDOR A BANK GUARANTEE OR GUARANTEES DRAWN ON A BANK LICENCED TO OPERATE IN AUSTRALIA REASONABLY ACCEPTABLE TO THE VENDOR AND ON TERMS ACCEPTABLE TO THE VENDOR IN THE AMOUNT OF $21,000,000.00 AS SECURITY FOR THE PAYMENTS REFERRED TO IN CONDITIONS 35.2(C) AND 35.2(D). IF THE PURCHASER FAILS TO MAKE EITHER OF THE PAYMENTS REFERRED TO CONDITIONS 35.2(C) AND 35.2(D) ON THE RELEVANT DUE DATE FOR PAYMENT THEN THE VENDOR, WITHOUT REFERENCE TO THE PURCHASER, MAY DRAW DOWN UPON THE SAID BANK GUARANTEE OR GUARANTEES FOR THE FULL AMOUNT OF THE PART OF THE PRICE WHICH THE PURCHASER HAS FAILED TO PAY ON THE RELEVANT DUE DATE.

35.5 IF THE PAYMENT DUE ON THE DATE REFERRED TO IN CONDITION 35.2(C) IS PAID BY THE PURCHASER THEN THE VENDOR SHALL FACILITATE THE RELEASE OF ANY EXISTING BANK GUARANTEE SUCH THAT THERE REMAINS HELD BY THE VENDOR A BANK GUARANTEE OR GUARANTEES FOR AN AMOUNT NOT EXCEEDING $10,500,000.00.

35.6 IF THE PAYMENT DUE ON THE DATE REFERRED TO IN CONDITION 35.2(D) IS PAID BY THE PURCHASER THEN THE VENDOR SHALL FACILITATE THE RELEASE OF ANY REMAINING BANK GUARANTEE.

36.     STOCKPILED  SOILS
36.1 THE PARTIES ACKNOWLEDGE THAT THERE IS SITUATED ON THE PROPERTY AT THE DATE OF THIS CONTRACT A LARGE STOCKPILE OF SOIL.

36.2 AS SOON AS PRACTICABLE THE PURCHASER SHALL (WHETHER BEFORE OR AFTER COMPLETION) NOTIFY THE VENDOR IN WRITING OF THE QUANTUM OF SUCH STOCKPILED SOIL WHICH THE PURCHASER REQUIRES OR HAS USED FOR THE DEVELOPMENT PROPOSED BY THE PURCHASER FOR THE PROPERTY.

36.3 AS SOON AS PRACTICABLE AFTER RECEIPT OF THE NOTICE REFERRED TO IN SPECIAL CONDITION 36.2 THE VENDOR AT THE VENDOR'S COST SHALL REMOVE FROM THE PROPERTY THE SAID STOCKPILED SOIL WHICH IS NOT REQUIRED FOR USE OR HAS NOT BEEN USED BY THE PURCHASER. THE PURCHASER HEREBY AUTHORISES THE VENDOR AND ITS CONTRACTORS TO ENTER UPON THE PROPERTY TO REMOVE THE SAID UNUSED STOCKPILED SOIL.

37.     REMOVAL  OF  EASEMENT
     THE VENDOR AND THE PURCHASER SHALL EACH USE THEIR BEST ENDEAVOURS TO REMOVE THE PROPOSED EASEMENT FOR BATTER AND SUPPORT AFFECTING THE PROPERTY AND PROPOSED LOT 6002 AFTER CONSTRUCTION OF THE PERMANENT ROAD WITHIN LOT 6003 AFTER ITS DEDICATION AS A PUBLIC ROAD.

                      SIXTH  SCHEDULE  (SPECIAL  CONDITION  12)
                              PROPOSED  AFFECTATIONS

THE  PROPOSED  AFFECTATIONS  MAY  INCLUDE:

(A)     EASEMENTS, RESTRICTIONS AND RIGHTS WITHIN THE NORWEST BUSINESS PARK FOR:

     (1)     OMITTED

     (2)     SERVICES  AND  UTILITIES  INCLUDING  BUT  NOT  LIMITED  TO:

          -     ELECTRICITY
          -     WATER
          -     SEWERAGE
          -     GAS
          -     SECURITY
          -     TELEPHONE
          -     COMMUNICATIONS
          -     DRAINAGE  ON  AN  INFRASTRUCTURE  OR  INTER-ALLOTMENT  BASIS
          -     SECURITY  AND  MONITORING
          -     PRIVATE  COMMUNICATION
          -     LANDSCAPING  -  FORMAL/INFORMAL
          -     LIGHTING
          -     VIDEO  AND  AUDIO  CABLE
          -     MICROWAVE
          -     IRRIGATION
          -     AUTHORISED  ACCESS  FOR  LANDSCAPE/MAINTENANCE
          -     FLAGPOLES
          -     SIGNAGE  AND  INFORMATION  SCHEMES  AND  STRUCTURE
          -     DISPLAY  OF  STRUCTURES/MURALS
          -     STREET  FURNITURE
          -     DRAINAGE
          -     CCS  MONITORING
          -     CCTV  MONITORING  SERVICES;

     (3) LANDSCAPING BUFFER ZONES INCLUDING BUT NOT LIMITED TO AN EASEMENT AND/OR RESTRICTION AS TO THE USE OF A LANDSCAPE BUFFER ZONE OF APPROXIMATELY 15 METRES INSIDE AND PARALLEL TO THE BOUNDARIES OF ANY LOT WHICH IS ADJOINING OR CONTIGUOUS WITH THE BOUNDARY OF THE PROPOSED OPEN SPACE CORRIDOR TO THE FOLLOWING EFFECT:

               "NO BUILDING OR OTHER STRUCTURE SHALL BE ERECTED WITHIN THE LANDSCAPE BUFFER ZONE 15 METRES WIDE SHOWN ON THE PLAN AND NO FENCE SHALL BE ERECTED ALONG ANY SUCH BOUNDARY.";

     (4)     OMITTED

     (5)     OMITTED

     (6)     ;OMITTED

     (7)     ;OMITTED

     (8)     MAINTENANCE  OF  LANDSCAPED  AREAS  BY  THE  ASSOCIATION;

     (9) LAKES AND FORESHORE AREAS, INCLUDING BUT NOT LIMITED TO, MATTERS CONNECTED WITH:

          -     WATER  STORAGE
          -     POLLUTION  ARRESTING  DEVICES
          -     STRUCTURES
          -     PUMPING  STATIONS
          -     IRRIGATION
          -     LIGHTING
          -     LANDSCAPE  -  FORMAL/INFORMAL
          -     DRAINAGE
          -     COMMUNICATION
          -     FLAGPOLE
          -     PONTOON  AND  JETTIES
          -     CONSTRUCTION  AND  MAINTENANCE  OF  ABOVE
          -     PONTOONS
          -     CHEMICAL  WORKS/ADDITIVES
          -     RIGHTS  TO  RESTRICT  FISHING
          -     RIGHT  TO  REGULATE  ALL  ACTIVITIES  ON  OR  AROUND  THE  LAKE
          - NO BUILDING OR DEVELOPMENT EXISTING WITHOUT THE FORMAL APPROVAL OF THE ASSOCIATION;

     (10)     THE  GOLF  COURSE  AND  ASSOCIATION  MEMBERS;

     (11) THE ACCESS, USE, MAINTENANCE AND CONSTRUCTION OF PIPELINES THROUGHOUT THE NORWEST BUSINESS PARK;

     (12) THE ACCESS, USE, MAINTENANCE AND CONSTRUCTION OF DAMS, LAKES OR NATURAL WATERCOURSES INCLUDING BUT NOT LIMITED TO FILLING OR RECLAIMING THEREOF;

     (13) ANY REQUIREMENTS OR RESTRICTIONS IMPOSED BY COUNCIL ANY AUTHORITY OR ANY BODY WHOSE CONSENT IS REQUIRED PRIOR TO THE REGISTRATION OF ANY PLAN OF SUBDIVISION OF THE NORWEST BUSINESS PARK;

     (14)     UNDERPASS  RIGHTS AND ACCESS FOR MATTERS INCLUDING BUT NOT LIMITED
TO:

          -     DRAINAGE
          -     LIGHTING
          -     COMMUNICATIONS
          -     LANDSCAPING;

     (15)     ALL  OTHER  MATTERS  DISCLOSED  OR  REFERRED  TO IN THIS CONTRACT;

(B)     OMITTED

(C) A RESTRICTION THAT NO LOT WITHIN THE NORWEST BUSINESS PARK MAY BE USED IN SUCH A MANNER AS TO:

     (1) PERMIT THE GROWTH OF GRASS OR WEEDS TO A HEIGHT GREATER THAN FIFTEEN CENTIMETRES (15CM) OR SUCH OTHER HEIGHT AS THE ASSOCIATION MAY, ACTING REASONABLY, FROM TIME TO TIME DETERMINE;

     (2) MAINTAIN OR STORE THERE AN UNTIDY, UNSIGHTLY OR UNHEALTHY, ACCUMULATIONS OF DEBRIS, RUBBISH OR OTHER MATERIALS;

     (3)     PERMIT  THE  ACCUMULATION  OF MATERIALS WHICH MAY CONSTITUTE A FIRE
HAZARD;

     (4) PERMIT THE ACCUMULATION OF REFUSE (WHICH SHALL BE TAKEN BY THE PROPRIETOR OR OCCUPIER OF THE BURDENED LOT TO THE DESIGNATED COLLECTION POINTS AT THE APPOINTED DAYS AND TIMES FOR COLLECTION);

(D)     THE  SEWERAGE  SERVICE.

..

                                  ANNEXURE  "J"

NOT MORE THAN THIRTY PER CENTUM (30%) OF THE GROSS FLOOR AREA OF ANY BUILDING OR BUILDINGS ERECTED ON THE LOT BURDENED BY THIS RESTRICTION SHALL BE USED AND/OR OCCUPIED OTHERWISE THAN BY RESMED LIMITED (ABN 30 003 765 142) OR A RELATED BODY CORPORATE OF THAT CORPORATION WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 FOR THE MANUFACTURE, STORAGE, MARKETING AND/OR DISTRIBUTION OF PRODUCTS AND
SERVICES PRODUCED BY ANY OF SUCH CORPORATIONS AND THE MANAGEMENT OF SUCH CORPORATIONS WITHOUT THE CONSENT IN WRITING OF NORWEST ASSOCIATION LIMITED (ACN 003 443 883). THIS RESTRICTION SHALL CEASE TO BE OF ANY FORCE OR EFFECT ON AND FROM THE DATE FIVE YEARS AFTER THE REGISTRATION OF THIS PLAN BUT IN THE MEANTIME MAY BE RELEASED, VARIED OR MODIFIED BY THE SAID NORWEST ASSOCIATION LIMITED WITH THE CONSENT IN WRITING OF THE SAID RESMED LIMITED.

                                     BETWEEN


                     1.  NORWEST  LIMITED,  ABN  27  000  004  633
                          2.  BAULKHAM  HILLS  SHIRE  COUNCIL


                                      DEED


                                     ABBOTT
                                      TOUT
                                   SOLICITORS
                                     LEVEL  5
                               TOWER  LIFE  BUILDING
                                69  PHILLIP  STREET
                              PARRAMATTA  NSW  2150

                               DX  8285  PARRAMATTA
                              TEL:  (02)  9842  8888
                              FAX:  (02)  9842  8855
                                    REF:  JRB




                    CONTENTS
CLAUSE                                      PAGE  NO
----------------------------------------------------
1.     NORWEST'S OBLIGATIONS                  2
2.     COUNCIL'S FORBEARANCE AND OBLIGATIONS  3
3.     LAND TRANSFER                          3
4.     COSTS                                  4
       EXECUTION CLAUSE                       4

                             ----------------
                                   DEED
                             ----------------
THIS  DEED  DATED  19TH  DECEMBER  2001
PARTIES
1. NORWEST LIMITED (ABN 27 000 004 633) OF 46 BROOKHOLLOW AVENUE, NORWEST BUSINESS PARK, BAULKHAM HILLS ("NORWEST"); AND
2. BAULKHAM HILLS SHIRE COUNCIL OF SHOWGROUND ROAD, CASTLE HILL ("COUNCIL"). RECITALS
A. NORWEST IS THE REGISTERED PROPRIETOR OF LOT 601 IN DEPOSITED PLAN 882552 WHICH LAND FRONTS OLD WINDSOR ROAD, BELLA VISTA (THE "LAND").
B. COUNCIL IS THE REGISTERED PROPRIETOR OF LOTS 102 AND 103 IN DEPOSITED PLAN 817929 (THE "FARM PARK LAND").
C. THE FARM PARK LAND HAS THE BENEFIT OF THE RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES (THE "EASEMENTS") CREATED BY DEALING I467334 (THE "INSTRUMENT").
D.     THE  LAND  IS  BURDENED  BY  THE  EASEMENTS.
E.     PURSUANT  TO  THE  INSTRUMENT:
     (A) THE PROPRIETOR FOR THE TIME BEING OF THE LAND IS ENTITLED TO REQUEST THE MINISTER ADMINISTERING THE ENVIRONMENTAL PLANNING & ASSESSMENT ACT 1979 TO EXTINGUISH THE SAID RIGHT OF CARRIAGEWAY FROM THE TITLE TO THE LAND UPON THE HAPPENING OF THE ACCESS TERMINATION DATE; AND

     (B) THE SAID MINISTER SHALL EXTINGUISH THE SAID EASEMENT FOR SERVICES UPON THE SERVICE TERMINATION DATE.

F. THE SAID "ACCESS TERMINATION DATE" MEANS THE DATE OF DEDICATION OF AN ACCESS ROAD.
G. THE SAID "SERVICES TERMINATION DATE" MEANS THE DATE ON WHICH SUCH APPARATUS AS ARE NECESSARY TO PERMIT THE FULL, FREE AND UNINTERRUPTED PASSAGE AND RUNNING OF THE SERVICES REFERRED TO IN THE INSTRUMENT ARE INSTALLED IN, UNDER OR THROUGH AN ACCESS ROAD.
H. UPON THE INSTRUMENT "ACCESS ROAD" MEANS ANY ROAD OR ROAD SURFACE WHICH IS CONTIGUOUS TO EITHER LOT COMPRISING THE FARM PARK LAND.
I. NORWEST INTENDS TO SUBDIVIDE THE LAND (TOGETHER WITH OTHER LANDS) IN THE MANNER SHOWN ON THE ATTACHED PLAN ("THE PLAN).
J.     NORWEST  INTENDS  TO  SELL  LOT  6001  ON  THE  PLAN.
K. NORWEST INTENDS TO DEDICATE LOT 6003 (AS SHOWN ON THE PLAN) TO THE COUNCIL NOT LATER THAN THE DATE OF THE OPENING FOR BUSINESS OF A DEVELOPMENT PROPOSED TO BE CONSTRUCTED ON LOT 6001 (AS SHOWN ON THE PLAN).

L. NORWEST INTENDS TO RELOCATE SUCH OF THE SERVICES (AS DEFINED IN THE INSTRUMENT) AS ARE LOCATED ON THE SAID LOT 6001 BY THE INSTALLATION, IN UNDER OR THROUGH THE SAID LOT 6003 OF SUCH APPARATUS AS ARE NECESSARY TO PERMIT THE FULL, FREE AND UNINTERRUPTED PASSAGE AND RUNNING OF SUCH SERVICES TO THE FARM PARK LAND.
M. NORWEST HAS REQUESTED THE COUNCIL TO PERMIT THE CONSTRUCTION OF WORKS ON THAT PART OF THE SAID LOT 6001 AFFECTED BY THE EASEMENTS NOTWITHSTANDING THE EXPRESS AND IMPLIED TERMS OF SUCH EASEMENTS.
N. THE COUNCIL HAS AGREED TO NORWEST'S SAID REQUEST SUBJECT TO THE TERMS AND CONDITIONS OF THIS DEED.
OPERATIVE  CLAUSES
THIS  DEED  WITNESSES  AS  FOLLOWS:
67.     NORWEST'S  OBLIGATIONS
1.1 SUBJECT TO CLAUSE 3 NOT LATER THAN THE DATE OF THE OPENING FOR BUSINESS OF THE FIRST COMMERCIAL DEVELOPMENT CONSTRUCTED ON THE LAND NORWEST MUST DEDICATE THE ACCESS ROAD (BEING THE SAID LOT 6003) TO COUNCIL AS ROAD.

1.2     NOT  LATER  THAN THE DEDICATION OF THE ACCESS ROAD REFERRED TO IN CLAUSE
1.1  NORWEST  MUST  RELOCATE  THE  SERVICES  REFERRED  TO  IN  RECITAL  L BY THE
INSTALLATION OF SUCH APPARATUS AS IS NECESSARY TO PERMIT THE FULL AND UNINTERRUPTED PASSAGE AND RUNNING OF SUCH SERVICES FROM NORWEST BOULEVARD IN, UNDER OR THROUGH THE SAID ACCESS ROAD TO THE FARM PARK LAND. PENDING SUCH PERMANENT RELOCATION NORWEST MAY TEMPORARILY RELOCATE SUCH SERVICES THROUGH OTHER LAND OWNED BY NORWEST. SUCH RELOCATION (WHETHER TEMPORARY OR PERMANENT) MUST BE COMPLETED NOT LATER THAN 24 APRIL 2002.

1.3 NORWEST MUST PERFORM THE WORKS REQUIRED TO RELOCATE THE SAID SERVICES REFERRED TO IN CLAUSE 1.2 IN A PROPER AND WORKMANLIKE MANNER TO THE REASONABLE SATISFACTION OF THE COUNCIL.

1.4 NORWEST MUST PAY ALL COSTS ASSOCIATED WITH THE DEDICATION AND RELOCATION REFERRED TO IN CLAUSES 1.1 AND 1.2 RESPECTIVELY.

1.5 NOT LATER THAN 24 APRIL 2002 NORWEST MUST REMOVE FROM THE LAND ALL APPARATUS, WIRES, CABLES AND POSTS ASSOCIATED WITH THE SERVICES.

1.6     NOT  LATER  THAN  REGISTRATION  OF  THE  PLAN  NORWEST  MUST:

     (A) GRANT TO THE COUNCIL A RIGHT OF CARRIAGEWAY AND EASEMENT FOR SERVICES OVER LOT 6003 BENEFITING THE FARM PARK LAND; AND

     (B) PROVIDE DEFACTO ACCESS WHETHER BY LICENCE OR EASEMENT FROM NORWEST BOULEVARDE TO LOT 102 DP 817929 OVER THE EXISTING TRACK USED BY THE CARETAKER OF THE HERITAGE FARM FOR ACCESS TO THE FARM PARK LAND.

2.     COUNCIL'S  FORBEARANCE  AND  OBLIGATIONS
2.1 COUNCIL ACKNOWLEDGES THAT IT IS NOW THE "GRANTEE" REFERRED TO IN THE INSTRUMENT AND IS ENTITLED TO EXERCISE AND ENJOY THE RIGHTS AND POWERS GRANTED BY THE INSTRUMENT AND/OR IMPLIED BY LAW IN RESPECT OF THE LAND.

2.2     SUBJECT  TO  NORWEST  FIRST:

     (A) RELOCATING THE SERVICES (WHETHER PERMANENTLY OR TEMPORARILY) AS REQUIRED BY CLAUSE 1.2; AND

     (B)     PROVIDING  THE  ACCESS  REQUIRED  BY  CLAUSE  1.6

     COUNCIL HEREBY AGREES WITH NORWEST AND ITS SUCCESSORS IN TITLE TO THE LAND (OR PART THEREOF) THAT COUNCIL SHALL NOT EXERCISE OR ENFORCE IN ANY WAY THE RIGHTS AND POWERS REFERRED TO IN CLAUSE 2.1.

2.3 THE COUNCIL MUST SIGN ALL DOCUMENTS AND DO ALL THINGS REASONABLY NECESSARY AND WITHIN ITS POWER TO ENABLE THE EASEMENTS TO BE RELEASED UPON DEDICATION OF THE ACCESS ROAD INCLUDING, WITHOUT LIMITATION, REQUESTING THE SAID MINISTER TO EXTINGUISH THE EASEMENTS IF ANY ACTION BY THE MINISTER IS REQUIRED.

2.4 IF THE COUNCIL WISHES TO TRANSFER OR OTHERWISE DISPOSE OF THE FARM PARK LAND (OR ANY PART THEREOF), BEFORE DOING SO IT SHALL OBTAIN FROM THE TRANSFEREE OR DISPONEE:

     (A) A DEED CONTAINING THE SAME TERMS AS THIS DEED (INCLUDING THIS CLAUSE) FROM THE TRANSFEREE OR DISPONEE IN FAVOUR OF NORWEST. NORWEST AGREES TO ENTER INTO SUCH A DEED WITH A TRANSFEREE OR DISPONEE CONTAINING THE SAME RIGHTS AND OBLIGATIONS AS THIS DEED; AND

     (B) IF A DEED WITH A NEW OWNER HAS BEEN ENTERED INTO PURSUANT TO CLAUSE 2.5, A DEED CONTAINING THE SAME TERMS AS THAT DEED (INCLUDING THIS CLAUSE) FROM THE TRANSFEREE OR DISPONEE IN FAVOUR OF THE NEW OWNER.

2.5 IF NORWEST TRANSFERS OR OTHERWISE DISPOSES OF ITS INTEREST IN THE LAND OR PART THEREOF THEN THE COUNCIL MUST ENTER INTO A DEED WITH THE NEW OWNER WHEREBY COUNCIL AGREES WITH SUCH NEW OWNER TO PERFORM ITS OBLIGATIONS AND NOT EXERCISE ITS RIGHTS REFERRED TO IN CLAUSE 2 OF THIS DEED.

3.     LAND  TRANSFER
3.1 NORWEST PROPOSES TO DEDICATE TO COUNCIL LOT 6003 SHOWN ON THE PLAN AS THE ACCESS ROAD, BUT HAS OFFERED TO DEDICATE OR TRANSFER TO THE COUNCIL THOSE PARTS OF LOT 6003 COLOURED GREEN ON THE SAID PLAN FOR INCLUSION IN COUNCIL'S ADJACENT PROPERTY KNOWN AS BELLA VISTA FARM PARK. SUCH DEDICATION OR TRANSFER SHALL NOT REQUIRE THE PAYMENT OF ANY CONSIDERATION BY COUNCIL TO NORWEST.

3.2 COUNCIL ACCEPTS THE OFFER FOR DEDICATION OR TRANSFER OF THE SAID PARTS OF LOT 6003 REFERRED TO IN CLAUSE 3.1.

3.3 NORWEST WILL DEDICATE AND/OR TRANSFER THE LAND REFERRED TO IN CLAUSE 3.1 WITHIN THE PERIOD REFERRED TO IN CLAUSE 1.1.

4.     COSTS
EACH PARTY WILL BEAR ITS OWN COSTS IN RELATION TO THIS DEED AND THE DEEDS CONTEMPLATED BY CLAUSES 2.4 AND 2.5. NORWEST WILL PAY THE STAMP DUTY, IF ANY, PAYABLE ON THIS DEED AND ANY TRANSFERS OF LAND PURSUANT TO CLAUSE 3 OF THIS DEED.


EXECUTION  CLAUSE
EXECUTED  AS  A  DEED.




THE COMMON SEAL OF BAULKHAM HILLS                        )
SHIRE COUNCIL WAS HEREUNTO AFFIXED ON THE                )
DAY OF  25TH DAY OCTOBER 2001 PURSUANT TO A              )
RESOLUTION MADE ON THE 25TH DAY DAY OF 2001              )


/S/ DAVID MEAD                                                /S/ JOHN GRIFFITHS
-------------------------------------------------------       ----------------------------
SIGNATURE OF GENERAL MANAGER                                  SIGNATURE OF MAYOR


DAVID MEAD                                                    JOHN GRIFFITHS
-------------------------------------------------------       ----------------------------
NAME OF GENERAL MANAGER - PLEASE PRINT                        NAME OF MAYOR - PLEASE PRINT










THE COMMON SEAL OF NORWEST LIMITED                   )
WAS AFFIXED TO THIS DOCUMENT IN ACCORDANCE WITH ITS  )
CONSTITUTION AND IN THE PRESENCE OF:                 )

/S/ ALAN ZAMMIT
---------------------------------------------------
DIRECTOR

ALAN ZAMMIT
---------------------------------------------------
PRINT NAME

                                     BETWEEN


                                 NORWEST  LIMITED
                                       AND
                                 RESMED  LIMITED


                    DEED  OF  OPTION  AND  RIGHT  OF  FIRST  REFUSAL

                                     ABBOTT
                                      TOUT
                                   SOLICITORS
                                     LEVEL  5
                               TOWER  LIFE  BUILDING
                                69  PHILLIP  STREET
                              PARRAMATTA  NSW  2150

                               DX  8285  PARRAMATTA
                              TEL:  (02)  9842  8888
                              FAX:  (02)  9842  8855
                                    REF:  JRB

                          CONTENTS
CLAUSE                                                   PAGE  NO
-----------------------------------------------------------------
1.  INTERPRETATION                                             1
1.1  DEFINITIONS                                               1
1.2  INTERPRETATION                                            3
1.3  GOVERNING LAW AND JURISDICTION                            4
1.4  SEVERABILITY                                              4
2.   PROPOSED DEVELOPMENT                                      4
3.   RIGHT OF FIRST REFUSAL                                    5
3.1  NORWEST'S RIGHT OF FIRST REFUSAL                          5
3.2  FORM OF OFFER                                             5
3.3  ACCEPTANCE OF OFFER                                       5
3.4  ENTERING INTO SALE CONTRACT.                              5
3.5  PARTIES TO DO ALL THINGS NECESSARY                        5
3.6  POWER OF ATTORNEY TO EXECUTE SALE CONTRACT                6
4.   OPTION                                                    6
4.1  GRANT OF OPTION                                           6
4.2   OPTION EXERCISE PERIOD AND METHOD OF EXERCISE OF OPTION  6
4.3  DETAILS TO BE INSERTED IN OPTION AGREEMENT FOR SALE       6
4.4  DETERMINATION OF PURCHASE PRICE                           7
4.5  DELIVERY OF OPTION AGREEMENT FOR SALE                     7
4.6  POWER OF ATTORNEY TO AMEND OR INSERT                      8
4.7  PARTIES TO DO ALL THINGS NECESSARY                        8
4.8  POWER OF ATTORNEY TO EXECUTE AGREEMENT                    8
5.   SALE TO THIRD PARTY                                       8
5.1  THIRD PARTY DEED                                          8
5.2  INDEMNITY                                                 8
5.3  CAVEATABLE INTEREST                                       8
6.   STAMP DUTY                                                8
7.   TERMINATION                                               9
7.1  TERMINATION                                               9
7.2  NORWEST'S DISCRETION TO TERMINATE                         9
8.   ASSIGNMENT                                                9
9.   NOTICES                                                   9

DEED  OF  OPTION  AND  RIGHT  OF  FIRST  REFUSAL
------------------------------------------------
THIS  DEED  IS  MADE  ON 25TH DAY OF OCTOBER 2001 BETWEEN THE FOLLOWING PARTIES:

NORWEST LIMITED (ACN 000 004 633) ("NORWEST") OF 46 BROOKHOLLOW AVENUE, NORWEST BUSINESS PARK, BAULKHAM HILLS, NEW SOUTH WALES;

RESMED LIMITED(ABN 30 003 765 142) OF 97 WATERLOO ROAD, NORTH RYDE, NEW SOUTH WALES (THE "PURCHASER")


RECITALS
A. NORWEST AND THE PURCHASER HAVE AGREED TO EXECUTE AND ENTER INTO THE AGREEMENT FOR SALE PURSUANT TO WHICH THE PURCHASER IS TO PURCHASE THE PROPERTY FROM NORWEST.

B. IT IS A CONDITION OF THE AGREEMENT FOR SALE THAT THE PURCHASER EXECUTE AND ENTER THIS DEED.

C.     THE  PURCHASER  HAS  AGREED  TO UNDERTAKE THE PROPOSED DEVELOPMENT ON THE
PROPERTY.

THIS DEED WITNESSES THAT IN CONSIDERATION OF, AMONG OTHER THINGS, THE MUTUAL PROMISES CONTAINED IN THIS DEED THE PARTIES AGREE:

1.     INTERPRETATION
1.1    DEFINITIONS
IN  THIS  DEED  UNLESS  INCONSISTENT  WITH  THE  CONTEXT:

"AGREEMENT FOR SALE" MEANS THE AGREEMENT FOR SALE OF THE PROPERTY DATED 2001 BETWEEN NORWEST AND THE PURCHASER;

"CONSTRUCTION PERIOD" MEANS THE PERIOD COMMENCING ON THE DATE OF THIS DEED AND ENDING ON THE DATE WHEN THE PURCHASER PROVIDES NORWEST WITH A COPY OF THE OCCUPATION CERTIFICATE;

"COUNCIL"  MEANS  THE  BAULKHAM  HILLS  SHIRE  COUNCIL;

"DEVELOPMENT APPLICATION" MEANS THE APPLICATION FOR THE DEVELOPMENT CONSENT TO BE SUBMITTED TO AND APPROVED IN ACCORDANCE WITH SPECIAL CONDITION 9 OF THE AGREEMENT FOR SALE;

"DEVELOPMENT  CONSENT"  MEANS  A  DEVELOPMENT  CONSENT  INCLUDING  A  "DEFERRED
COMMENCEMENT CONSENT" ISSUED PURSUANT TO THE ENVIRONMENTAL PLANNING AND ASSESSMENT ACT 1979 FOR THE PROPOSED DEVELOPMENT EITHER UNCONDITIONALLY OR ON CONDITIONS WHICH ARE ACCEPTABLE TO THE PURCHASER ACTING REASONABLY;

"GST"  HAS  THE  SAME  MEANING  AS  USED  IN  THE  OPTION  AGREEMENT  FOR  SALE.

"LAND" MEANS THAT PART OF THE LAND FORMERLY COMPRISING LOT 102 IN DEPOSITED PLAN 624844 BEING THE LAND FORMERLY COMPRISING CERTIFICATE OF TITLE FOLIO IDENTIFIER 102/624844 AND EACH AND EVERY PART OF THAT LAND AND ALL OTHER LAND IN ADDITION WHICH MAY FROM TIME TO TIME BE INCORPORATED OR CONSOLIDATED AS PART OF THE NORWEST BUSINESS PARK;

"NORWEST  BUSINESS  PARK"  MEANS  THE LAND SO DEFINED IN THE AGREEMENT FOR SALE.

"OCCUPATION  CERTIFICATE"  MEANS  A  CERTIFICATE OF THAT NAME ISSUED PURSUANT TO
PART 4A OF THE ENVIRONMENTAL PLANNING & ASSESSMENT ACT 1979 OR, IN THE EVENT THAT CERTIFICATES ISSUED PURSUANT TO THAT PART ARE NO LONGER ISSUED, ANY CERTIFICATE OR OTHER DOCUMENT ISSUED BY A LOCAL GOVERNMENT AUTHORITY WHICH SUBSTANTIALLY IS TO THE SAME EFFECT.

"OPTION"  MEANS  THE  OPTION  GRANTED  PURSUANT  TO  CLAUSE  4  OF  THIS  DEED;

"OPTION AGREEMENT FOR SALE" MEANS THE AGREEMENT FOR SALE OF THE PROPERTY BEING THE 2000 EDITION OF THE CONTRACT FOR SALE OF LAND ISSUED BY THE LAW SOCIETY OF NEW SOUTH WALES AND THE REAL ESTATE INSTITUTE OF NEW SOUTH WALES TOGETHER WITH THE ADDITIONS SHOWN IN ANNEXURE "A" HERETO AND WITH FURTHER DETAILS INSERTED IN ACCORDANCE WITH CLAUSE 4 OF THIS DEED;

"PROPERTY"MEANS THE LAND SOLD TO THE PURCHASER BY NORWEST PURSUANT TO THE AGREEMENT FOR SALE;

"PROPOSED DEVELOPMENT" MEANS THE DEVELOPMENT TO BE UNDERTAKEN BY THE PURCHASER AS DESCRIBED IN THE DEVELOPMENT APPLICATION;

"PRICE"  MEANS  THE  AMOUNT  SHOWN  IN  THE  TERMS  OF  THE  AGREEMENT FOR SALE;

"SALE CONTRACT" MEANS ANY AGREEMENT, CONTRACT, DOCUMENT OR ARRANGEMENT FOR THE SALE OF LAND OR BY WHICH LAND IS CONVEYED OR TRANSFERRED;

"SUBSTANTIALLY COMMENCE" AND "SUBSTANTIAL COMMENCEMENT" MEANS, IN RELATION TO ANY PROPOSED DEVELOPMENT, THE CARRYING OUT OF WORKS IN RELATION TO AND IN ACCORDANCE WITH THE RELEVANT DEVELOPMENT CONSENT AND ANY BUILDING APPROVAL OBTAINED IN RESPECT THEREOF, WHICH WORKS HAVE BEEN PROGRESSED AND CARRIED OUT TO A STAGE OR LEVEL, WHICH, IN THE SOLE OPINION OF NORWEST, ACTING REASONABLY, CONSTITUTE WORKS:

(A) OF REAL AND NOT INSIGNIFICANT VALUE RELATIVE TO THE TOTAL VALUE OF THE PROPOSED DEVELOPMENT, AND NOT JUST A SHAM; AND

(B) WHICH HAVE INVOLVED A SIGNIFICANT COMMITMENT AND UTILISATION OF RESOURCES IN CARRYING OUT THE WORKS; AND

(C) WHICH ARE CONSISTENT WITH A COMMITMENT TO COMPLETE THE PROPOSED DEVELOPMENT; AND

(D) WHICH, AT LEAST, INCLUDE BUT ARE NOT RESTRICTED TO, THE COMPLETION OF ALL EXCAVATION AND SITE WORKS AND THE CONSTRUCTION OF ALL FOOTINGS AND FOUNDATIONS; AND

(D) WHICH ARE IN ADDITION TO ANY LANDSCAPING AND CARPARKING CONSTRUCTED ON THE PROPERTY.

"TERMS"  MEANS  THE  TERMS  OF  THE  OPTION  AGREEMENT  FOR  SALE;

"THIRD  PARTY"  MEANS  ANY  PERSON  OTHER  THAN  THE  VENDOR  OR  THE PURCHASER;

"THIRD PARTY OFFER" MEANS ANY BONA FIDE OFFER MADE BY A THIRD PARTY OR TO A THIRD PARTY WHERE THAT THIRD PARTY:

(A) OFFERS TO OR IS OFFERED THE PURCHASE OF THE PROPERTY OR ANY PART OF THE PROPERTY; OR

(B) OFFERS TO LEASE THE PROPERTY OR ANY PART OF THE PROPERTY OR IS OFFERED A LEASE OF THE PROPERTY OR ANY PART OF THE PROPERTY WHERE THE TERM OF SUCH LEASE EQUALS OR EXCEEDS TWENTY-FIVE (25) YEARS; OR

(C) OFFERS TO OR IS OFFERED TO BECOME THE REGISTERED PROPRIETOR OR TO ASSUME OWNERSHIP OF THE PROPERTY.

1.2     INTERPRETATION
IN  THIS  DEED,  UNLESS  INCONSISTENT  WITH  THE  CONTEXT:

(A) HEADINGS AND UNDERLININGS ARE FOR CONVENIENCE ONLY AND DO NO AFFECT THE INTERPRETATION OF THIS DEED;

(B)     WORDS  IMPORTING  THE  SINGULAR  INCLUDE  THE  PLURAL  AND  VICE  VERSA;

(C)     WORDS  IMPORTING  A  GENDER  INCLUDE  ANY  GENDER.

(D) AN EXPRESSION IMPORTING A NATURAL PERSON INCLUDES ANY COMPANY, PARTNERSHIP, JOINT VENTURE, ASSOCIATION, CORPORATION OR OTHER BODY CORPORATE AND ANY GOVERNMENTAL AGENCY;

(E)     A  REFERENCE  TO  ANY  THING  INCLUDES  A  PART  OF  THAT  THING;

(F) OTHER PARTS OF SPEECH AND GRAMMATICAL FORMS OF A WORD OR PHRASE DEFINED IN THIS DEED HAVE A CORRESPONDING MEANING;

(G) A REFERENCE TO A PART, PARTY, ANNEXURE, EXHIBIT OR SCHEDULE IS A REFERENCE TO A PART OF, AND A PARTY, ANNEXURE, EXHIBIT AND SCHEDULE TO, THIS DEED;

(H) A REFERENCE TO A STATUTE, REGULATION, PROCLAMATION, ORDINANCE OR BY-LAW INCLUDES ALL STATUTES, REGULATIONS, PROCLAMATIONS, ORDINANCES OR BY-LAWS VARYING, CONSOLIDATING OR REPLACING IT, AND A REFERENCE TO A STATUTE INCLUDES ALL REGULATIONS, PROCLAMATIONS, ORDINANCES AND BY-LAWS ISSUED UNDER THAT STATUTE;

(I) A REFERENCE TO A DOCUMENT INCLUDES ALL AMENDMENTS OR SUPPLEMENTS TO, OR REPLACEMENTS OR NOVATIONS OF, THAT DOCUMENT;

(J) A REFERENCE TO A PARTY TO A DOCUMENT INCLUDES THAT PARTY'S SUCCESSORS AND PERMITTED ASSIGNS;

(K) WHERE THE DAY ON OR BY WHICH ANY THING IS TO BE DONE IS NOT A BUSINESS DAY, THAT THING MUST BE DONE ON OR BY THE NEXT SUCCEEDING BUSINESS DAY;

(L) NO RULE OF CONSTRUCTION APPLIES TO THE DISADVANTAGE OF A PARTY BECAUSE THAT PARTY WAS RESPONSIBLE FOR THE PREPARATION OF THIS DEED OR ANY PART OF IT;

(M) A COVENANT OR AGREEMENT ON THE PART OF TWO OR MORE PERSONS BINDS THEM JOINTLY AND SEVERALLY;

(N) A REFERENCE TO ANY DEED OTHER THAN THIS DEED INCLUDES AN UNDERTAKING, DEED, AGREEMENT OR LEGALLY ENFORCEABLE ARRANGEMENT OR UNDERSTANDING WHETHER OR NOT IN WRITING;

(O) A REFERENCE TO AN ASSET INCLUDES ALL PROPERTY OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, A BUSINESS, AND ALL RIGHTS, REVENUES AND BENEFITS;

(P) A REFERENCE TO A DOCUMENT INCLUDES ANY AGREEMENT IN WRITING, OR ANY CERTIFICATE, NOTICE, INSTRUMENT OR OTHER DOCUMENT OF ANY KIND;

(Q) A REFERENCE TO "DOLLARS", "A$" OR "$" IS A REFERENCE TO THE LAWFUL CURRENCY OF THE COMMONWEALTH OF AUSTRALIA;

(R) A REFERENCE TO A BODY, OTHER THAN A PARTY OF THIS DEED (INCLUDING, WITHOUT LIMITATION, AN INSTITUTE, ASSOCIATION OR AUTHORITY), WHETHER OR NOT IT IS A STATUTORY BODY;

     (1)     WHICH  CEASES  TO  EXIST;  OR

     (2)     WHOSE  POWERS  OR  FUNCTIONS  ARE  TRANSFERRED  TO  ANY OTHER BODY.

     IS A REFERENCE TO THE BODY WHICH REPLACES IT OR WHICH SUBSTANTIALLY SUCCEEDS TO ITS POWERS OR FUNCTIONS.

1.3     GOVERNING  LAW  AND  JURISDICTION
(A)     THIS  DEED  IS  GOVERNED  BY  THE  LAWS OF THE STATE OF NEW SOUTH WALES.

(B) THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF NEW SOUTH WALES.

1.4     SEVERABILITY
UNENFORCEABILITY OF A PROVISION OF THIS DEED DOES NOT AFFECT THE ENFORCEABILITY OF ANY OTHER PROVISION.

2.     PROPOSED  DEVELOPMENT
THE  PURCHASER  COVENANTS  AND  AGREES  THAT  IT  WILL:

(A) SUBSTANTIALLY COMMENCE THE PROPOSED DEVELOPMENT WITHIN 2 YEARS OF THE DATE ON WHICH THE PURCHASER OBTAINS THE DEVELOPMENT CONSENT; AND

(B) CAUSE TO BE CARRIED OUT AND COMPLETED THE CONSTRUCTION OF THE PROPOSED DEVELOPMENT WITHIN A REASONABLE TIME AFTER SUCH SUBSTANTIAL COMMENCEMENT;

(C) PROCURE THE ISSUE OF A OCCUPATION CERTIFICATE UPON THE COMPLETION OF CONSTRUCTION CONTEMPLATED IN PARAGRAPH (B) OF THIS CLAUSE 2.0.

3.     RIGHT  OF  FIRST  REFUSAL
73.1     3.1     NORWEST'S  RIGHT  OF  FIRST  REFUSAL
ON EACH OCCASION DURING THE CONSTRUCTION PERIOD WHEN THE PURCHASER RECEIVES A THIRD PARTY OFFER THE PURCHASER MUST, PRIOR TO EXECUTING OR ENTERING ANY SALE CONTRACT IN RESPECT OF SUCH OFFER, OFFER TO SELL THE PROPERTY TO NORWEST OR ITS NOMINEE ON THE SAME TERMS AND CONDITIONS, MUTATIS MUTANDIS, WITH THOSE CONTAINED IN THE THIRD PARTY OFFER EXCEPT THAT:

(A) NORWEST WILL NOT BE OBLIGED TO PAY ANY AMOUNT BY WAY OF DEPOSIT TO THE PURCHASER;

(B)     SETTLEMENT  OF  THE PURCHASE BY NORWEST WILL OCCUR ON THE DATE BEING TEN
(10) WEEKS (OR SUCH OTHER PERIOD AS THE PARTIES MAY AGREE IN WRITING) FROM THE DATE THE SALE CONTRACT BETWEEN NORWEST OR ITS NOMINEE AND THE PURCHASE IS ENTERED INTO PURSUANT TO CLAUSE 3.4.

3.2     FORM  OF  OFFER
ANY  OFFER  MADE  BY  THE  PURCHASER  AND  REFERRED  TO  IN  CLAUSE  3.1  MUST:

(A) BE IN WRITING AND ADDRESSED TO NORWEST AS PROVIDED FOR IN CLAUSE 9 OF THIS DEED;

(B) BE DELIVERED TO NORWEST WITHIN TEN (10) BUSINESS DAYS OF THE DATE OF RECEIPT OF THE THIRD PARTY OFFER BY THE PURCHASER;

(C)     ATTACH  A  COPY  OF  THE  THIRD  PARTY  OFFER;

3.3     ACCEPTANCE  OF  OFFER
NORWEST MUST ACCEPT OR DECLINE THE OFFER MADE BY THE PURCHASER UNDER CLAUSE 3.1 WITHIN TEN (10) BUSINESS DAYS OF THE RECEIPT OF THE OFFER. IF NORWEST FAILS TO SO ACCEPT OR SO DECLINE THE OFFER, IT WILL BE DEEMED TO HAVE DECLINED THE OFFER. IF NORWEST DECLINES OR IS DEEMED TO HAVE DECLINED THE OFFER, THE PURCHASER CAN ENTER INTO A SALE CONTRACT WITH A THIRD PARTY ON TERMS WHICH ARE NOT MATERIALLY MORE FAVOURABLE THAN THOSE OFFERED TO NORWEST.

3.4     ENTERING  INTO  SALE  CONTRACT
IF NORWEST ACCEPTS THE OFFER MADE BY THE PURCHASER THE PARTIES MUST EXECUTE AND ENTER INTO A SALE CONTRACT BY EXCHANGE OF SIGNED DOCUMENTS AND DULY COMPLETE THE SALE IN ACCORDANCE WITH THE PROVISIONS OF THAT SALE CONTRACT. NORWEST AND THE PURCHASER MUST EXCHANGE THE SALE CONTRACT WITHIN TEN (10) BUSINESS DAYS OF THE DATE OF SUBMISSION OF A SALE CONTRACT BY NORWEST TO THE PURCHASER.

3.5     PARTIES  TO  DO  ALL  THINGS  NECESSARY
NORWEST AND THE PURCHASER MUST PERFORM ALL ACTS, DO ALL THINGS, ATTEND TO ALL MATTERS AND EXECUTE ALL DOCUMENTS AS MAY BE NECESSARY OR REQUIRED TO GIVE EFFECT TO THIS DEED AND TO COMPLETE THE SALE CONTRACT REFERRED TO IN CLAUSE 3.4.

3.6     POWER  OF  ATTORNEY  TO  EXECUTE  SALE  CONTRACT
IF THE PURCHASER FAILS TO EXECUTE AND ENTER INTO THE SALE CONTRACT IN ACCORDANCE WITH CLAUSE 3.4 THEN THE PURCHASER HEREBY APPOINTS NORWEST AS ITS LAWFUL ATTORNEY AND AGENT TO EXECUTE THE SALE CONTRACT AND ANY DOCUMENTS ARISING OUT OF OR INCIDENTAL THERETO IN THE NAME OF THE PURCHASER. THE PURCHASER HEREBY AUTHORISES NORWEST TO REGISTER WITH THE REGISTRAR GENERAL OF NEW SOUTH WALES THE POWER OF ATTORNEY CONFERRED BY THIS CLAUSE.

4.     OPTION
4.1     GRANT  OF  OPTION
IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS DEED AND THE PAYMENT OF THE AMOUNT OF ONE DOLLAR ($1.00) BY NORWEST TO THE PURCHASER (THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED) THE PURCHASER HEREBY GRANTS TO NORWEST OR ITS NOMINEE AN IRREVOCABLE RIGHT FOR NORWEST OR ITS NOMINEE TO PURCHASE THE PROPERTY UPON SUCH TERMS AND SUBJECT TO SUCH CONDITIONS AS ARE PROVIDED IN THE OPTION AGREEMENT FOR SALE.

4.2      OPTION  EXERCISE  PERIOD  AND  METHOD  OF  EXERCISE  OF  OPTION
(A) NORWEST MAY EXERCISE AND MAY ONLY EXERCISE THE OPTION AT ANY TIME DURING THE PERIOD COMMENCING ON THE DATE BEING TWO (2) YEARS FROM THE DATE ON WHICH THE PURCHASER OBTAINS DEVELOPMENT CONSENT FOR THE PROPOSED DEVELOPMENT AND ENDING ON THE DATE ON WHEN THE PURCHASER SUBSTANTIALLY COMMENCES THE PROPOSED DEVELOPMENT.

(B) AT ANY TIME DURING THAT PERIOD, NORWEST MAY DELIVER TO THE PURCHASER, IN THE MANNER PROVIDED IN THIS DEED, A NOTICE EXERCISING THE OPTION.

4.3     DETAILS  TO  BE  INSERTED  IN  OPTION  AGREEMENT  FOR  SALE
(A)     THE  AMOUNT  OF  THE  PURCHASE  PRICE TO BE INSERTED IN THE TERMS OF THE
OPTION AGREEMENT FOR SALE WILL BE THE AMOUNT SO AGREED PURSUANT TO CLAUSE 4.4(A) BUT IF THE PARTIES FAIL TO SO AGREE THEN THE AMOUNT OF THE SAID PURCHASE PRICE WILL BE THE LESSER OF THE AMOUNT DETERMINED PURSUANT TO CLAUSES 4.4(C)
(PLUS GST) OR (D) (PLUS GST) AND 90% OF THE PRICE PROVIDED HOWEVER THAT IF THE DEVELOPMENT CONSENT IS NOT OBTAINED WITHIN NINE MONTHS OF THE DATE OF LODGEMENT OF THE DEVELOPMENT APPLICATION THEN THE SAID 90% SHALL BECOME 100%.

(B) THE PURCHASER HEREBY IRREVOCABLY AUTHORISES AND APPOINTS NORWEST AS ITS ATTORNEY FOR THE PURPOSES OF THE INSERTION OF THE AMOUNT DETERMINED PURSUANT TO THIS CLAUSE 4.3 AS THE PRICE IN THE OPTION AGREEMENT FOR SALE.

4.4     DETERMINATION  OF  PURCHASE  PRICE
(A) THE PARTIES MUST ENDEAVOUR TO AGREE ON THE AMOUNT TO BE INSERTED IN THE TERMS OF THE OPTION AGREEMENT FOR SALE WITHIN THE PERIOD OF TEN (10) BUSINESS DAYS FROM THE DATE OF DELIVERY OF THE NOTICE REFERRED TO IN CLAUSE 4.2.

(B) IF THE PARTIES FAIL TO AGREE ON THE AMOUNT TO BE INSERTED IN THE TERMS OF THE OPTION AGREEMENT FOR SALE WITHIN THAT PERIOD THEN EITHER PARTY MAY INSTRUCT THE PRESIDENT FOR THE TIME BEING OF THE AUSTRALIAN PROPERTY INSTITUTE TO NOMINATE A VALUER WHO IS A MEMBER OF THAT ORGANISATION AND WHO IS EXPERIENCED IN THE ASSESSMENT OF PROPERTY VALUES FOR A PROPERTY OF A TYPE SIMILAR TO THE PROPERTY.

(C) THE VALUER MUST, WITHIN TWENTY (20) BUSINESS DAYS OF THE DATE OF HIS APPOINTMENT, DETERMINE THE MARKET VALUE OF THE PROPERTY (EXCLUDING GST) INCLUDING ANY IMPROVEMENTS AND MUST INFORM THE PARTIES IN WRITING OF THE VALUE. A VALUATION PROVIDED BY THE VALUER UNDER THIS CLAUSE MUST BE A "SPEAKING VALUATION" (THAT IS, THE VALUER MUST GIVE DETAILED REASONS FOR HIS OR HER DETERMINATION AND MUST SPECIFY THE MATTERS TO WHICH HE OR SHE HAD REGARD FOR THE PURPOSES OF MAKING HIS OR HER DETERMINATION).

(D) IF THE VALUER APPOINTED UNDER PARAGRAPH (B) DOES NOT COMPLY WITH THE CONDITIONS IN PARAGRAPH (C) THEN EITHER PARTY MAY AT ANY TIME AGAIN (AS APPROPRIATE) REQUEST A FURTHER APPOINTMENT IN ACCORDANCE WITH AND PURSUANT TO
THIS  CLAUSE  UNTIL  THE  MARKET  VALUE  (EXCLUDING  GST)  HAS  BEEN DETERMINED.

(E) THE PARTIES SHALL SHARE THE COSTS OF THE VALUER REFERRED TO IN THIS CLAUSE EQUALLY.

4.5     DELIVERY  OF  OPTION  AGREEMENT  FOR  SALE
(A) UPON THE DETERMINATION OF THE PURCHASE PRICE IN ACCORDANCE WITH CLAUSE 4.3, THE PURCHASER MUST IMMEDIATELY DELIVER TO NORWEST OR ITS SOLICITORS A COUNTERPART COPY OF THE OPTION AGREEMENT FOR SALE DULY EXECUTED BY THE PURCHASER AS VENDOR.

(B) UPON RECEIPT OF THAT OPTION AGREEMENT FOR SALE, A VALID AND BINDING AGREEMENT FOR SALE ON THE TERMS AND CONDITIONS OF THE OPTION AGREEMENT FOR SALE AND DATED THE DATE OF DELIVERY OF THE COUNTERPART UNDER CLAUSE 4.5(A) OR 4.8 (AS THE CASE MAY BE) WILL BE DEEMED TO EXIST NOTWITHSTANDING THAT NO FORMAL EXCHANGE OF CONTRACTS HAS OCCURRED.

4.6     POWER  OF  ATTORNEY  TO  AMEND  OR  INSERT
EACH PARTY HEREBY IRREVOCABLY AUTHORISES AND APPOINTS THE OTHER AS ITS ATTORNEY FOR THE PURPOSES OF AMENDING, CORRECTING, UPDATING OR INSERTING ANY INFORMATION REQUIRED FOR OR INCIDENTAL TO THE FINALISATION OF THE FORM OF THE OPTION AGREEMENT FOR SALE, INCLUDING BUT NOT LIMITED TO:

(A)     THE  AMENDMENT  OR  INSERTION  OF  ANY  DETAILS  FOR  EITHER  PARTY;

(B)     THE  AMENDMENT  OR  INSERTION OF ANY DETAILS OF THE PARTIES' SOLICITORS;

(C) THE AMENDMENT OR INSERTION OF ANY DETAILS OF THE PROPERTY INCLUDING IMPROVEMENTS AND INCLUSIONS; AND

(D) THE INSERTION OF ANY UP TO DATE DOCUMENTS FOR VENDOR DISCLOSURE AS REQUIRED UNDER THE CONVEYANCING (SALE OF LAND) REGULATION 1995 OR ANY REGULATION IN SUBSTITUTION THEREFORE.

4.7     PARTIES  TO  DO  ALL  THINGS  NECESSARY
NORWEST AND THE PURCHASER MUST PERFORM ALL ACTS, DO ALL THINGS, ATTEND TO ALL MATTERS AND EXECUTE ALL DOCUMENTS AS MAY BE NECESSARY OR REQUIRED TO GIVE EFFECT TO THIS DEED AND TO COMPLETE THE OPTION AGREEMENT FOR SALE IF NORWEST EXERCISES THE OPTION.

4.8     POWER  OF  ATTORNEY  TO  EXECUTE  AGREEMENT
IF THE PURCHASER FAILS TO EXECUTE AND DELIVER THE COUNTERPART COPY OF THE OPTION AGREEMENT FOR SALE IN ACCORDANCE WITH CLAUSE 4.5 THEN THE PURCHASER HEREBY APPOINTS NORWEST AS ITS LAWFUL ATTORNEY AND AGENT TO EXECUTE AND DELIVER THE OPTION AGREEMENT FOR SALE. THE PURCHASER HEREBY AUTHORISES NORWEST TO REGISTER WITH THE REGISTRAR GENERAL OF NEW SOUTH WALES A COPY OF THE POWER OF ATTORNEY CONFERRED BY THIS DEED.

5.     SALE  TO  THIRD  PARTY
5.1     THIRD  PARTY  DEED
NOTWITHSTANDING ANY OTHER PROVISION OF THIS DEED, THE PURCHASER MUST NOT SELL, TRANSFER OR ASSIGN ITS INTEREST OR ANY PART IN THE PROPERTY TO A THIRD PARTY UNLESS AND UNTIL:

(A) THE PURCHASER PROCURES FROM THE THIRD PARTY A DEED IN THE SAME TERMS AS THIS DEED, MUTATIS MUTANDIS, DULY EXECUTED BY THAT THIRD PARTY AND DELIVERED TO NORWEST; AND

(B) THE RELEVANT DEED, AGREEMENT OR INSTRUMENT WHICH DEALS OR EFFECTS THE SALE, TRANSFER OR ASSIGNMENT CONTAINS AS A FUNDAMENTAL CONDITION PRECEDENT TO ITS COMPLETION, A CONDITION THAT THE RELEVANT PURCHASER, TRANSFEREE OR ASSIGNEE BECOMES REGISTERED AS A MEMBER OF THE NORWEST ASSOCIATION.

5.2     INDEMNITY
THE PURCHASER DOES HEREBY INDEMNIFY AND WILL KEEP INDEMNIFIED NORWEST AGAINST ALL CLAIMS, DEMANDS, SUITS, PROCEEDINGS, LOSSES, COSTS, EXPENSES, PENALTIES OR DAMAGES WHICH ARE BROUGHT OR CLAIMED AGAINST OR SUFFERED BY NORWEST AS A RESULT OF OR ARISING OUT OF OR INCIDENTAL TO A BREACH BY THE PURCHASER OF CLAUSE 5.1.

5.3     CAVEATABLE  INTEREST
THE PURCHASER ACKNOWLEDGES THAT THE RIGHT OF FIRST REFUSAL GRANTED IN CLAUSE 3.1 AND THE OPTION GRANTED IN CLAUSE 4.1 EACH CREATE FOR NORWEST A CAVEATABLE
INTEREST IN THE PROPERTY AND THE PURCHASER HEREBY IRREVOCABLY CONSENTS TO NORWEST LODGING A CAVEAT UPON THE TITLE OF THE PROPERTY TO PROTECT ITS SAID INTERESTS. AS CAVEATOR NORWEST SHALL NOT DELAY OR UNREASONABLY WITHHOLD ITS CONSENT TO ANY DEALING WHICH THE PURCHASER REASONABLY WISHES TO HAVE REGISTERED ON THE TITLE.

6.     STAMP  DUTY
(A) NORWEST AGREES TO PAY ALL STAMP DUTY PAYABLE ON OR IN CONNECTION WITH THE OPTION AGREEMENT FOR SALE.

(B) NORWEST AGREES TO PAY ALL STAMP DUTY PAYABLE ON OR IN CONNECTION WITH THE SALE CONTRACT REFERRED TO IN CLAUSE 3.4

(C) THE PURCHASER AGREES TO PAY ALL STAMP DUTY PAYABLE ON OR IN CONNECTION WITH THIS DEED.

7.     TERMINATION
77.1     7.1     TERMINATION
THIS  DEED  WILL  CONTINUE  IN  FULL  FORCE  AND  EFFECT  UNTIL THE EARLIEST OF:

(A) THE DATE NORWEST NOTIFIES THE PURCHASER THAT NORWEST IS NO LONGER THE REGISTERED PROPRIETOR OF ANY LOT WITHIN THE NORWEST BUSINESS PARK;

(B)     THE  DATE  OF  THE  END  OF  THE  CONSTRUCTION  PERIOD.

7.2     NORWEST'S  DISCRETION  TO  TERMINATE
NORWEST MAY TERMINATE THIS DEED AT ANY TIME AND AT ITS ABSOLUTE DISCRETION BY NOTICE IN WRITING TO THE PURCHASER.

78.     8.     ASSIGNMENT
NORWEST SHALL HAVE THE RIGHT TO ASSIGN THE RIGHT OF FIRST REFUSAL REFERRED TO IN CLAUSE 3 AND/OR THE OPTION REFERRED TO IN CLAUSE 4 TO ANY PERSON.

9.     NOTICES
(A) ANY NOTICE OR OTHER COMMUNICATION INCLUDING, BUT NOT LIMITED TO, ANY REQUEST, DEMAND, CONSENT OR APPROVAL, TO OR BY A PARTY TO THIS DEED;

     (1)     MUST  BE  IN  WRITING  ADDRESSED  AS  SHOWN  BELOW:

          (A)     IF  TO  NORWEST

               ADDRESS:  PO  BOX  6887
               BAULKHAM  HILLS  BUSINESS  CENTRE  NSW  2153

               ATTENTION:  MANAGING  DIRECTOR
               FACSIMILE:  9894  4988;  AND

          (B)     IF  TO  THE  PURCHASER:

               ADDRESS:  97  WATERLOO  ROAD,  NORTH  RYDE,  NSW  2113
               ATTENTION:     CHIEF  FINANCIAL  OFFICER
               FACSIMILE:     9878  0120

          OR  AS  SPECIFIED  TO  THE  SENDER  BY  ANY  PARTY  BY  NOTICE;

     (2)     MUST  BE  SIGNED  BY  AN  OFFICER  OR  UNDER THE COMMON SEAL OF THE
SENDER;

     (3)     IS  REGARDED  AS  BEING  GIVEN  BY  THE  SENDER AND RECEIVED BY THE
ADDRESSEE:

          (A)     IF  BY  DELIVERY  IN  PERSON, WHEN DELIVERED TO THE ADDRESSEE;

          (B) IF BY POST, 3 BUSINESS DAYS FROM AND INCLUDING THE DATE OF POSTAGE; OR

          (C) IF BY LEGIBLE FACSIMILE TRANSMISSIONWHEN TRANSMITTED TO THE ADDRESSEE,

          BUT IF THE DELIVERY OR RECEIPT IS ON A DAY WHICH IS NOT A BUSINESS DAY OR IS AFTER 4.00 P.M. (ADDRESSEE'S TIME) IT IS REGARDED AS RECEIVED AT 9.00 A.M. ON THE FOLLOWING BUSINESS DAY; AND

     (4) CAN BE RELIED UPON BY THE ADDRESSEE AND THE ADDRESSEE IS NOT LIABLE TO ANY OTHER PERSON FOR ANY CONSEQUENCES OF THAT RELIANCE IF THE ADDRESSEE BELIEVES IT TO BE GENUINE, CORRECT AND AUTHORISED BY THE SENDER.

(B) A FACSIMILE TRANSMISSION IS REGARDED AS LEGIBLE UNLESS THE ADDRESSEE TELEPHONES THE SENDER WITHIN 2 HOURS AFTER TRANSMISSION IS RECEIVED OR REGARDED AS RECEIVED UNDER CLAUSE 9(A)(3) AND INFORMS THE SENDER THAT IT IS NOT LEGIBLE.

(C) IN THIS CLAUSE 9, A REFERENCE TO AN ADDRESSEE INCLUDES A REFERENCE TO AN ADDRESSEE'S OFFICERS, AGENTS OR EMPLOYEES.


EXECUTED  BY  THE  PARTIES  AS  A  DEED:



THE COMMON SEAL OF NORWEST                                )
LIMITED WAS AFFIXED TO THIS DOCUMENT IN                   )
ACCORDANCE WITH ITS CONSTITUTION AND IN THE               )
PRESENCE OF:                                              )


/S/ ALAN ZAMMIT
--------------------------------------------------------
MANAGING DIRECTOR


ALAN ZAMMIT
--------------------------------------------------------
NAME - PLEASE PRINT


THE COMMON SEAL OF RESMED                                 )
LIMITED WAS AFFIXED TO THIS DOCUMENT IN                   )
ACCORDANCE WITH ITS CONSTITUTION AND IN THE PRESENCE OF   )

/S/ CHRIS ROBERTS
--------------------------------------------------------
DIRECTOR


CHRIS ROBERTS
--------------------------------------------------------
NAME (PLEASE PRINT)